                                                                      EXHIBIT O

                               RIVERSOURCE FUNDS

                            RULE 10F-3 REPORT FORM

                        Record of Securities Purchased
                    Under the Fund's Rule 10f-3 Procedures

                      DUE 5 BUSINESS DAYS AFTER MONTH END
      PROVIDE ELECTRONICALLY VIA EMAIL TO: SUBADVISERCOMPLIANCE@AMPF.COM
                 Questions may be addressed to: Patrick Devery
           (patrick.c.devery@columbiamanagement.com or 617-772-3306)

SUBADVISER: WELLS CAPITAL MANAGEMENT

FUND NAME (THE "PORTFOLIO"):

[_]RiverSource LaSalle Global  [_]Threadneedle Asia Pacific   [_]Variable Portfolio -        [_]Variable Portfolio -
   Real Estate Fund               Fund                           AllianceBernstein              Mondrian International
[_]RiverSource LaSalle         [_]Threadneedle Emerging          International Value Fund       Small Cap Fund
   International Real Estate      Markets Fund                [_]Variable Portfolio -        [_]Variable Portfolio -
   Fund                        [_]Threadneedle European          American Century               Morgan Stanley Global Real
[_]RiverSource LaSalle            Equity Fund                    Diversified Bond Fund          Estate Fund
   Monthly Dividend Real       [_]Threadneedle Global Equity  [_]Variable Portfolio -        [_]Variable Portfolio - NFJ
   Estate Fund                    Fund                           American Century Growth        Dividend Value Fund
[_]RiverSource Partners        [_]Threadneedle Global Equity     Fund                        [X]Variable Portfolio -
   Fundamental Value Fund         Income Fund                 [_]Variable Portfolio - Davis     Partners Small Cap Growth
[_]RiverSource Partners        [_]Threadneedle Global            New York Venture Fund          Fund
   International Select           Extended Alpha Fund         [_]Variable Portfolio - Eaton  [_]Variable Portfolio -
   Growth Fund                 [_]Threadneedle International     Vance Floating-Rate Income     Partners Small Cap Value
[_]RiverSource Partners           Opportunity Fund               Fund                           Fund
   International Select Value  [_]Threadneedle Variable       [_]Variable Portfolio -        [_]Variable Portfolio - PIMCO
   Fund                           Portfolio - Emerging           Goldman Sachs Mid Cap          Mortgage-Backed Securities
[_]RiverSource Partners           Markets Fund                   Value Fund                     Fund
   International Small Cap     [_]Threadneedle Variable       [_]Variable Portfolio -        [_]Variable Portfolio -
   Fund                           Portfolio - International      Invesco International          Pyramis(R) International
[_]RiverSource Partners Small     Opportunity Fund               Growth Fund                    Equity Fund
   Cap Value Fund                                             [_]Variable Portfolio - J.P.   [_]Variable Portfolio - UBS
[_]Seligman International                                        Morgan Core Bond Fund          Large Cap Growth Fund
   Growth Portfolio                                           [_]Variable Portfolio -        [_]Variable Portfolio -
                                                                 Jennison Mid Cap Growth        Wanger International Fund
                                                                 Fund                        [_]Variable Portfolio -
                                                              [_]Variable Portfolio -           Wanger USA Fund
                                                                 Marsico Growth Fund         [_]Variable Portfolio - Wells
                                                              [_]Variable Portfolio - MFS       Fargo US Short Duration
                                                                 Value Fund                     Government Fund

1.   Name of Issuer C&J Energy Services Inc

2.   Date of Purchase July 29,2011

3.   Underwriter from whom purchased Goldman, Sachs & Co

4. "Affiliated Underwriter" managing or participating in underwriting syndicate Wells Fargo Securities

6.   Is a list of the underwriting syndicate's members
     attached?  Yes [X]    No [_]

7. Aggregate principal amount of purchase by all investment companies advised by the Subadviser $2,900,000

8.   Aggregate principal amount of offering $333,500,000

9.   Purchase price (net of fees and expenses) $29.00

10.  Date offering commenced July 29, 2011

11.  Offering price at close of first day on which any sales were made
     $29.00

12.  Commission, spread or profit 7.00%

13.  Have the following conditions been satisfied?

     a.      The securities are:                                     Yes No
                                                                     --- --

             Part of an issue registered under the Securities
             Act of 1933 that is being offered to the public;        [X] [_]

             Eligible Municipal Securities;                          [_] [_]

             Sold in an Eligible Foreign Offering; or                [_] [_]

             Sold in an Eligible Rule 144A offering?                 [_] [_]
     (See Appendix A to the Rule 10f-3 Procedures for definitions of the capitalized terms herein.)

                                                                     Yes No
                                                                     --- --

     b.  (1) The securities were purchased prior to the end of the first day on which any sales were made, at a price
             that is not more than the price paid by each other
             purchaser of securities in that offering or in any
             concurrent offering of the securities (except, in the
             case of an Eligible Foreign Offering, for any rights
             to purchase that are required by law to be granted to
             existing security holders of the issuer); OR            [X] [_]

         (2) If the securities to be purchased were offered for
             subscription upon exercise of rights, such securities
             were purchased on or before the fourth day preceding
             the day on which the rights offering terminates?        [_] [_]

  c.      The underwriting was a firm commitment underwriting?    [X] [_]

  d.      The commission, spread, or profit was reasonable and
          fair in relation to that being received by others for
          underwriting similar securities during the same period
          (see attachment for comparison of spread with
          comparable recent offerings)?                           [X] [_]

  e.      The issuer of the securities, except for Eligible
          Municipal Securities, and its predecessors have been in continuous operation for not less than three years? [X] [_]

  f.  (1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased
          by all of the inVESTMENT COMPANIES ADVISED BY THE
          ADVISER DID NOT EXCEED 25% OF THE PRINCIPAL AMOUNT OF
          THE OFFERING; OR                                        [X] [_]

      (2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies advised by the Adviser or Subadviser did not exceed 25% of the total of:

          (i)  The principal amount of the offering of such
               class sold by underwriters or members of the
               selling syndicate to qualified institutional
               buyers, as defined in Rule 144A(a)(1), plus        [_] [_]

          (ii) The principal amount of the offering of such
               class in any concurrent public offering?           [_] [_]

  g. (1) No affiliated underwriter of the Fund was a direct or indirect participant in or beneficiary of the sale; OR [X] [_]

                                                                  Yes No
                                                                  --- --

      (2) With respect to the purchase of Eligible Municipal
          Securities, such purchase was not designated as a
          group sale or otherwise allocated to the account of an
          affiliated underwriter?                                 [_] [_]

  h.      Information has or will be timely supplied to the
          appropriate officer of the Fund for inclusion on SEC
          Form N-SAR and quarterly reports to the Directors?      [X] [_]


 Report completed by:  /s/ Joe Eberhardy
                       -----------------------------
                       (Signature)

                                      Joe Eberhardy         Portfolio Manager
                       Name:          -------------- Title: ------------------
                                      414-359-3587          8/04/2011
                       Phone number:  -------------- Date:  ------------------

                                COLUMBIA FUNDS
    RULE 10F-3 REPORT FORM (AFFILIATED UNDERWRITINGS) FOR SUB-ADVISERS ONLY

 RECORD OF SECURITIES PURCHASED PURSUANT TO COLUMBIA FUNDS' RULE 10F-3 POLICY

1.    Fund Name: J.P. Morgan Core Bond Fund

2.    (a) Issuer: Paccar Financial Corp.

      (b) CUSIP: 69371RK39              (c) Class of Securities: Debt

3. Underwriter/Seller from whom securities were purchased: Citigroup Global Markets Inc.

4. List the Affiliated underwriter (as defined in the Policy) managing or participating in syndicate:

      J.P. Morgan Securities, Inc.

5. Attach a list of the underwriting syndicates' members to this Form. - See attached.

6.    Par Value purchased by the Fund: 700,000

7.    Principal amount purchased by the Fund: 700,000

8. Aggregate principal amount of purchase by all other investment companies and other accounts advised by the Sub-adviser over which the Sub-adviser has investment discretion and, in fact, exercised such discretion with respect to purchase of issue for such accounts:

      16,900,000

9.    Aggregate principal amount of offering: 400,000 MM

10.   Purchase price (net of fees and expenses): 99.889

11.   Date offering is due to commence: 9/26/2011

12.   Trade Date: 9/26/2011

13.   Price at close of the first day on which any sales were made: 99.889

14.   Commission, spread or profit to be received by principal underwriters:
      0.20

15. Can all the following conditions be satisfied? (ALL CONDITIONS MUST BE ANSWERED AFFIRMATIVELY)

a. The securities were purchased prior to the end of the first day on which any sales are made, at a price that is not more than the price paid by each other purchaser in that (or any concurrent) offering (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated) (For purposes of determining compliance with the timing aspect of this requirement, adviser/sub-adviser may reasonably rely upon written statements made by issuer, syndicate manager, underwriter or seller of the securities)?
        Yes [X] No [_]

b. The securities were offered pursuant to an underwriting or similar agreement under which the underwriters are committed to purchase all of the securities being offered, except for those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities (a "firm commitment")?
        Yes [X] No [_]

c. In your opinion, the commission, spread or profit was reasonable and fair in relation to that being received by others in connection with the underwriting of similar securities being sold during a comparable period of time?
        Yes [X] No [_]

d. The securities were not purchased directly or indirectly from an affiliated underwriter; provided that a purchase from a syndicate manager shall not be deemed as such if such underwriter did not directly or indirectly benefit from the transaction (receipt of underwriting fees is not deemed a direct or indirect benefit) or, with respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group order?
        Yes [X] No [_]

e.    Aggregation and Percentage Limit

      The amount of any class of the issue purchased by the Fund, aggregated with purchases of the same issue by all investment companies (registered or unregistered) advised by Sub-adviser and with other accounts over which Sub-adviser has investment

                                COLUMBIA FUNDS
    RULE 10F-3 REPORT FORM (AFFILIATED UNDERWRITINGS) FOR SUB-ADVISERS ONLY

      discretion and has exercised such investment discretion with respect to the purchase, did not exceed: (i) 25% of the principal amount of the offering of such class; or (ii) if an Eligible Rule 144A Offering, 25% of the total of the principal amount of the offering of such class sold to qualified institutional buyers plus the principal amount of the offering of such class in any concurrent public offering?
        Yes [X] No [_]

16.   The securities purchased are (CHECK AT LEAST ONE BOX):

(i.)  part of an issue registered under the Securities Act of 1933 that is being offered to the public where:
>     the issuer (including predecessors) has been in continuous
      operation for at least three years.                                 [X]
-----------------------------------------------------------------------------
(ii)  "Government Securities," meaning securities that:
> are issued or guaranteed as to principal or interest by the United States, or by a person controlled or supervised by and acting as an instrumentality of the Government of the United States pursuant to authority granted by the Congress of the United States or any certificate of deposit for any of the foregoing; and
>     the issuer (including predecessors) has been in continuous
      operation for at least three years.                                 [_]
-----------------------------------------------------------------------------
(iii) "Eligible Municipal Securities," meaning securities that are:
>     direct obligations of, or obligations guaranteed as to principal or interest by, a state or political subdivision thereof, or any agency or instrumentality of a state or any political subdivision thereof, or any municipal corporate instrumentality of one or more states, or any security which is an industrial development bond the interest on which is excludable from gross income under the Internal Revenue Code, consistent with Section 3(a)(29) of the Securities Exchange Act of 1934; and
> sufficiently liquid such that they can be sold at or near their carrying value within a reasonably short period of time and either
      (i) are subject to no greater than moderate credit risk; or
      (ii) if the issuer of the municipal securities, or the entity supplying the revenues or other payments from which the issue is to be paid, has been in continuous operation for less than three years, including the operation of any predecessors, the securities
      are subject to a minimal or low amount of credit risk.              [_]
-----------------------------------------------------------------------------
(iv)  part of an issue that is an "Eligible Foreign Offering," meaning the offering:
>     is part of a public offering conducted under the laws of a foreign country;
>     is subject to regulation by a foreign financial regulatory authority (as defined in Section 2(a)(50) of the 1940 Act) in such country;
>     is offered at a fixed price to all purchasers in the offering;
>     contains financial statements, prepared and audited in accordance with standards required or permitted by the foreign financial regulatory authority in such country for the two years prior to the offering, and are made available to the public and prospective purchasers in connection with the offering;
> if the issuer is a domestic issuer, has a class of securities registered under the Securities Exchange Act of 1934 (the
      "Exchange Act") and has filed all material required to be filed pursuant to Section 13(a) or 15(d) under the Exchange Act for a period of at least 12 months prior to the sale of securities made in reliance; and
>     the issuer (including predecessors) has been in continuous
      operation for at least three years.                                 [_]
-----------------------------------------------------------------------------
(v)   part of an issue that is an "Eligible Rule 144A Offering," meaning the offering:
>     is exempt from registration under Section 4(2) of the Securities
      Act of 1933, Rule 144A thereunder or Rules 501-508 thereunder;
>     is made to (and is eligible for resale by) persons the seller and any person acting on behalf of the seller reasonably believes include "qualified institutional buyers" as defined in Rule
      144A(a)(1);
>     the seller and any person acting on behalf of the seller
      reasonably believe that the securities are eligible for resale to other qualified institutional buyers pursuant to Rule 144A and
>     the issuer (including predecessors) has been in continuous operation for at least three years.
      For purposes of determining compliance with the Eligible Rule 144A Offering requirements, adviser/sub-adviser may reasonably rely upon written statements made by issuer, syndicate manager,
      underwriter or seller of the securities                             [_]
-----------------------------------------------------------------------------

17. All required information has or will be provided to the appropriate officer of the Fund for inclusion on SEC Form N-SAR and quarterly reports to the Directors?
        Yes [X] No [_]

/s/ Cynthia Chau                         Cynthia Chau, Vice President
---------------------------------------- -----------------------------
Authorized Sub-adviser Representative    Name and Title

J.P. Morgan Investment Management, Inc.  October 13, 2011
---------------------------------------- -----------------------------
Sub-advisor Firm Name                    Date

                                COLUMBIA FUNDS
    RULE 10F-3 REPORT FORM (AFFILIATED UNDERWRITINGS) FOR SUB-ADVISERS ONLY

 RECORD OF SECURITIES PURCHASED PURSUANT TO COLUMBIA FUNDS' RULE 10F-3 POLICY

1.    Fund Name: J.P. Morgan Core Bond Fund

2.    (a) Issuer: Qwest Corp.

      (b) CUSIP: 74913GAX              (c) Class of Securities: Debt

3. Underwriter/Seller from whom securities were purchased: Citigroup Global Markets Inc.

4. List the Affiliated underwriter (as defined in the Policy) managing or participating in syndicate:

      J.P. Morgan Securities, Inc.

5. Attach a list of the underwriting syndicates' members to this Form. - See attached.

6.    Par Value purchased by the Fund: 1,063,000

7.    Principal amount purchased by the Fund: 1,063,000

8. Aggregate principal amount of purchase by all other investment companies and other accounts advised by the Sub-adviser over which the Sub-adviser has investment discretion and, in fact, exercised such discretion with respect to purchase of issue for such accounts:

      16,886,000

9.    Aggregate principal amount of offering: 950,000,000

10.   Purchase price (net of fees and expenses): 98.181

11.   Date offering is due to commence: 9/27/2011

12.   Trade Date: 9/27/2011

13.   Price at close of the first day on which any sales were made: 99.181

14.   Commission, spread or profit to be received by principal underwriters:
      0.65

15. Can all the following conditions be satisfied? (ALL CONDITIONS MUST BE ANSWERED AFFIRMATIVELY)

a. The securities were purchased prior to the end of the first day on which any sales are made, at a price that is not more than the price paid by each other purchaser in that (or any concurrent) offering (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated) (For purposes of determining compliance with the timing aspect of this requirement, adviser/sub-adviser may reasonably rely upon written statements made by issuer, syndicate manager, underwriter or seller of the securities)?
        Yes [X] No [_]

b. The securities were offered pursuant to an underwriting or similar agreement under which the underwriters are committed to purchase all of the securities being offered, except for those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities (a "firm commitment")?
        Yes [X] No [_]

c. In your opinion, the commission, spread or profit was reasonable and fair in relation to that being received by others in connection with the underwriting of similar securities being sold during a comparable period of time?
        Yes [X] No [_]

d. The securities were not purchased directly or indirectly from an affiliated underwriter; provided that a purchase from a syndicate manager shall not be deemed as such if such underwriter did not directly or indirectly benefit from the transaction (receipt of underwriting fees is not deemed a direct or indirect benefit) or, with respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group order?
        Yes [X] No [_]

e.    Aggregation and Percentage Limit

                                COLUMBIA FUNDS
    RULE 10F-3 REPORT FORM (AFFILIATED UNDERWRITINGS) FOR SUB-ADVISERS ONLY

      The amount of any class of the issue purchased by the Fund, aggregated with purchases of the same issue by all investment companies (registered or unregistered) advised by Sub-adviser and with other accounts over which Sub-adviser has investment discretion and has exercised such investment discretion with respect to the purchase, did not exceed:
      (i) 25% of the principal amount of the offering of such class; or (ii) if an Eligible Rule 144A Offering, 25% of the total of the principal amount of the offering of such class sold to qualified institutional buyers plus the principal amount of the offering of such class in any concurrent public offering?
        Yes [X] No [_]

16.   The securities purchased are (CHECK AT LEAST ONE BOX):

 (i.)  part of an issue registered under the Securities Act of 1933 that is being offered to the public where:
 >     the issuer (including predecessors) has been in continuous
       operation for at least three years.                                 [X]
 -----------------------------------------------------------------------------
 (ii)  "Government Securities," meaning securities that:
 > are issued or guaranteed as to principal or interest by the United States, or by a person controlled or supervised by and acting as an instrumentality of the Government of the United States pursuant to authority granted by the Congress of the United States or any certificate of deposit for any of the foregoing; and
 >     the issuer (including predecessors) has been in continuous
       operation for at least three years.                                 [_]
 -----------------------------------------------------------------------------
 (iii) "Eligible Municipal Securities," meaning securities that are:
 >     direct obligations of, or obligations guaranteed as to principal or interest by, a state or political subdivision thereof, or any agency or instrumentality of a state or any political subdivision thereof, or any municipal corporate instrumentality of one or more states, or any security which is an industrial development bond the interest on which is excludable from gross income under the Internal Revenue Code, consistent with Section 3(a)(29) of the Securities Exchange Act of 1934; and
 > sufficiently liquid such that they can be sold at or near their carrying value within a reasonably short period of time and either
       (i) are subject to no greater than moderate credit risk; or
       (ii) if the issuer of the municipal securities, or the entity supplying the revenues or other payments from which the issue is to be paid, has been in continuous operation for less than three years, including the operation of any predecessors, the securities
       are subject to a minimal or low amount of credit risk.              [_]
 -----------------------------------------------------------------------------
 (iv)  part of an issue that is an "Eligible Foreign Offering," meaning the offering:
 >     is part of a public offering conducted under the laws of a foreign country;
 >     is subject to regulation by a foreign financial regulatory authority (as defined in Section 2(a)(50) of the 1940 Act) in such country;
 >     is offered at a fixed price to all purchasers in the offering;
 >     contains financial statements, prepared and audited in accordance with standards required or permitted by the foreign financial regulatory authority in such country for the two years prior to the offering, and are made available to the public and prospective purchasers in connection with the offering;
 > if the issuer is a domestic issuer, has a class of securities registered under the Securities Exchange Act of 1934 (the
       "Exchange Act") and has filed all material required to be filed pursuant to Section 13(a) or 15(d) under the Exchange Act for a period of at least 12 months prior to the sale of securities made in reliance; and
 >     the issuer (including predecessors) has been in continuous
       operation for at least three years.                                 [_]
 -----------------------------------------------------------------------------
 (v)   part of an issue that is an "Eligible Rule 144A Offering," meaning the offering:
 >     is exempt from registration under Section 4(2) of the Securities
       Act of 1933, Rule 144A thereunder or Rules 501-508 thereunder;
 >     is made to (and is eligible for resale by) persons the seller and any person acting on behalf of the seller reasonably believes include "qualified institutional buyers" as defined in Rule
       144A(a)(1);
 >     the seller and any person acting on behalf of the seller
       reasonably believe that the securities are eligible for resale to other qualified institutional buyers pursuant to Rule 144A and
 >     the issuer (including predecessors) has been in continuous operation for at least three years.
       For purposes of determining compliance with the Eligible Rule 144A Offering requirements, adviser/sub-adviser may reasonably rely upon written statements made by issuer, syndicate manager,
       underwriter or seller of the securities                             [_]
 -----------------------------------------------------------------------------

17. All required information has or will be provided to the appropriate officer of the Fund for inclusion on SEC Form N-SAR and quarterly reports to the Directors?
         Yes [X] No [_]

/s/ Cynthia Chau                         Cynthia Chau, Vice President
---------------------------------------- -----------------------------
Authorized Sub-adviser Representative    Name and Title

J.P. Morgan Investment Management, Inc.  October 13, 2011
---------------------------------------- -----------------------------
Sub-advisor Firm Name                    Date

                                COLUMBIA FUNDS
    RULE 10F-3 REPORT FORM (AFFILIATED UNDERWRITINGS) FOR SUB-ADVISERS ONLY

 RECORD OF SECURITIES PURCHASED PURSUANT TO COLUMBIA FUNDS' RULE 10F-3 POLICY

1.    Fund Name: J.P. Morgan Core Bond Fund

2.    (a) Issuer: Schlumberger Investment (SLD) - 144A

      (b) CUSIP: 806854AB1              (c) Class of Securities: Debt

3. Underwriter/Seller from whom securities were purchased: Citigroup Global Markets Inc.

4. List the Affiliated underwriter (as defined in the Policy) managing or participating in syndicate:

      J.P. Morgan Securities, Inc.

5. Attach a list of the underwriting syndicates' members to this Form. - See attached.

6.    Par Value purchased by the Fund: 344,000

7.    Principal amount purchased by the Fund: 344,000

8. Aggregate principal amount of purchase by all other investment companies and other accounts advised by the Sub-adviser over which the Sub-adviser has investment discretion and, in fact, exercised such discretion with respect to purchase of issue for such accounts:

      11,065,000

9.    Aggregate principal amount of offering: 1,600,000,000

10.   Purchase price (net of fees and expenses): 99.679

11.   Date offering is due to commence: 9/7/2011

12.   Trade Date: 9/7/2011

13.   Price at close of the first day on which any sales were made: 99.679

14.   Commission, spread or profit to be received by principal underwriters:
      0.450

15. Can all the following conditions be satisfied? (ALL CONDITIONS MUST BE ANSWERED AFFIRMATIVELY)

a. The securities were purchased prior to the end of the first day on which any sales are made, at a price that is not more than the price paid by each other purchaser in that (or any concurrent) offering (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated) (For purposes of determining compliance with the timing aspect of this requirement, adviser/sub-adviser may reasonably rely upon written statements made by issuer, syndicate manager, underwriter or seller of the securities)?
        Yes [X] No [_]

b. The securities were offered pursuant to an underwriting or similar agreement under which the underwriters are committed to purchase all of the securities being offered, except for those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities (a "firm commitment")?
        Yes [X] No [_]

c. In your opinion, the commission, spread or profit was reasonable and fair in relation to that being received by others in connection with the underwriting of similar securities being sold during a comparable period of time?
        Yes [X] No [_]

d. The securities were not purchased directly or indirectly from an affiliated underwriter; provided that a purchase from a syndicate manager shall not be deemed as such if such underwriter did not directly or indirectly benefit from the transaction (receipt of underwriting fees is not deemed a direct or indirect benefit) or, with respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group order?
        Yes [X] No [_]

e.    Aggregation and Percentage Limit

                                COLUMBIA FUNDS
    RULE 10F-3 REPORT FORM (AFFILIATED UNDERWRITINGS) FOR SUB-ADVISERS ONLY

      The amount of any class of the issue purchased by the Fund, aggregated with purchases of the same issue by all investment companies (registered or unregistered) advised by Sub-adviser and with other accounts over which Sub-adviser has investment discretion and has exercised such investment discretion with respect to the purchase, did not exceed:
      (i) 25% of the principal amount of the offering of such class; or (ii) if an Eligible Rule 144A Offering, 25% of the total of the principal amount of the offering of such class sold to qualified institutional buyers plus the principal amount of the offering of such class in any concurrent public offering?
        Yes [X] No [_]

16.   The securities purchased are (CHECK AT LEAST ONE BOX):

(i.)  part of an issue registered under the Securities Act of 1933 that is being offered to the public where:
>     the issuer (including predecessors) has been in continuous
      operation for at least three years.                                 [_]
-----------------------------------------------------------------------------
(ii)  "Government Securities," meaning securities that:
> are issued or guaranteed as to principal or interest by the United States, or by a person controlled or supervised by and acting as an instrumentality of the Government of the United States pursuant to authority granted by the Congress of the United States or any certificate of deposit for any of the foregoing; and
>     the issuer (including predecessors) has been in continuous
      operation for at least three years.                                 [_]
-----------------------------------------------------------------------------
(iii) "Eligible Municipal Securities," meaning securities that are:
>     direct obligations of, or obligations guaranteed as to principal or interest by, a state or political subdivision thereof, or any agency or instrumentality of a state or any political subdivision thereof, or any municipal corporate instrumentality of one or more states, or any security which is an industrial development bond the interest on which is excludable from gross income under the Internal Revenue Code, consistent with Section 3(a)(29) of the Securities Exchange Act of 1934; and
> sufficiently liquid such that they can be sold at or near their carrying value within a reasonably short period of time and either
      (i) are subject to no greater than moderate credit risk; or
      (ii) if the issuer of the municipal securities, or the entity supplying the revenues or other payments from which the issue is to be paid, has been in continuous operation for less than three years, including the operation of any predecessors, the securities
      are subject to a minimal or low amount of credit risk.              [_]
-----------------------------------------------------------------------------
(iv)  part of an issue that is an "Eligible Foreign Offering," meaning the offering:
>     is part of a public offering conducted under the laws of a foreign country;
>     is subject to regulation by a foreign financial regulatory authority (as defined in Section 2(a)(50) of the 1940 Act) in such country;
>     is offered at a fixed price to all purchasers in the offering;
>     contains financial statements, prepared and audited in accordance with standards required or permitted by the foreign financial regulatory authority in such country for the two years prior to the offering, and are made available to the public and prospective purchasers in connection with the offering;
> if the issuer is a domestic issuer, has a class of securities registered under the Securities Exchange Act of 1934 (the
      "Exchange Act") and has filed all material required to be filed pursuant to Section 13(a) or 15(d) under the Exchange Act for a period of at least 12 months prior to the sale of securities made in reliance; and
>     the issuer (including predecessors) has been in continuous
      operation for at least three years.                                 [_]
-----------------------------------------------------------------------------
(v)   part of an issue that is an "Eligible Rule 144A Offering," meaning the offering:
>     is exempt from registration under Section 4(2) of the Securities
      Act of 1933, Rule 144A thereunder or Rules 501-508 thereunder;
>     is made to (and is eligible for resale by) persons the seller and any person acting on behalf of the seller reasonably believes include "qualified institutional buyers" as defined in Rule
      144A(a)(1);
>     the seller and any person acting on behalf of the seller
      reasonably believe that the securities are eligible for resale to other qualified institutional buyers pursuant to Rule 144A and
>     the issuer (including predecessors) has been in continuous operation for at least three years.
      For purposes of determining compliance with the Eligible Rule 144A Offering requirements, adviser/sub-adviser may reasonably rely upon written statements made by issuer, syndicate manager,
      underwriter or seller of the securities                             [X]
-----------------------------------------------------------------------------

17. All required information has or will be provided to the appropriate officer of the Fund for inclusion on SEC Form N-SAR and quarterly reports to the Directors?
        Yes [X] No [_]

/s/ Cynthia Chau                         Cynthia Chau, Vice President
---------------------------------------- -----------------------------
Authorized Sub-adviser Representative    Name and Title

J.P. Morgan Investment Management, Inc.  October 13, 2011
---------------------------------------- -----------------------------
Sub-advisor Firm Name                    Date

                                COLUMBIA FUNDS
    RULE 10F-3 REPORT FORM (AFFILIATED UNDERWRITINGS) FOR SUB-ADVISERS ONLY

 RECORD OF SECURITIES PURCHASED PURSUANT TO COLUMBIA FUNDS' RULE 10F-3 POLICY

1.    Fund Name: J.P. Morgan Core Bond Fund

2.    (a) Issuer: AmeriCredit Automobile Receivables Trust 2011-4 (AMCAR)

      (b) CUSIP: 03064RAC              (c) Class of Securities: Debt

3. Underwriter/Seller from whom securities were purchased: Deutsche Bank Securities

4. List the Affiliated underwriter (as defined in the Policy) managing or participating in syndicate:

      J.P. Morgan Securities, Inc.

5. Attach a list of the underwriting syndicates' members to this Form. - See attached.

8.    Par Value purchased by the Fund: 943,000

9.    Principal amount purchased by the Fund: 943,000

8. Aggregate principal amount of purchase by all other investment companies and other accounts advised by the Sub-adviser over which the Sub-adviser has investment discretion and, in fact, exercised such discretion with respect to purchase of issue for such accounts:

      26,935,000

9.    Aggregate principal amount of offering: 178,078,000

10.   Purchase price (net of fees and expenses): 99.998

11.   Date offering is due to commence: 9/8/2011

12.   Trade Date: 9/8/2011

13.   Price at close of the first day on which any sales were made: 99.998

14.   Commission, spread or profit to be received by principal underwriters:
      0.35

15. Can all the following conditions be satisfied? (ALL CONDITIONS MUST BE ANSWERED AFFIRMATIVELY)

a. The securities were purchased prior to the end of the first day on which any sales are made, at a price that is not more than the price paid by each other purchaser in that (or any concurrent) offering (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated) (For purposes of determining compliance with the timing aspect of this requirement, adviser/sub-adviser may reasonably rely upon written statements made by issuer, syndicate manager, underwriter or seller of the securities)?
        Yes [X] No [_]

b. The securities were offered pursuant to an underwriting or similar agreement under which the underwriters are committed to purchase all of the securities being offered, except for those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities (a "firm commitment")?
        Yes [X] No [_]

c. In your opinion, the commission, spread or profit was reasonable and fair in relation to that being received by others in connection with the underwriting of similar securities being sold during a comparable period of time?
        Yes [X] No [_]

d. The securities were not purchased directly or indirectly from an affiliated underwriter; provided that a purchase from a syndicate manager shall not be deemed as such if such underwriter did not directly or indirectly benefit from the transaction (receipt of underwriting fees is not deemed a direct or indirect benefit) or, with respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group order?
        Yes [X] No [_]

e.    Aggregation and Percentage Limit

                                COLUMBIA FUNDS
    RULE 10F-3 REPORT FORM (AFFILIATED UNDERWRITINGS) FOR SUB-ADVISERS ONLY

      The amount of any class of the issue purchased by the Fund, aggregated with purchases of the same issue by all investment companies (registered or unregistered) advised by Sub-adviser and with other accounts over which Sub-adviser has investment discretion and has exercised such investment discretion with respect to the purchase, did not exceed:
      (i) 25% of the principal amount of the offering of such class; or (ii) if an Eligible Rule 144A Offering, 25% of the total of the principal amount of the offering of such class sold to qualified institutional buyers plus the principal amount of the offering of such class in any concurrent public offering?
        Yes [X] No [_]

16.   The securities purchased are (CHECK AT LEAST ONE BOX):

(i.)  part of an issue registered under the Securities Act of 1933 that is being offered to the public where:
>     the issuer (including predecessors) has been in continuous
      operation for at least three years.                                 [X]
-----------------------------------------------------------------------------
(ii)  "Government Securities," meaning securities that:
> are issued or guaranteed as to principal or interest by the United States, or by a person controlled or supervised by and acting as an instrumentality of the Government of the United States pursuant to authority granted by the Congress of the United States or any certificate of deposit for any of the foregoing; and
>     the issuer (including predecessors) has been in continuous
      operation for at least three years.                                 [_]
-----------------------------------------------------------------------------
(iii) "Eligible Municipal Securities," meaning securities that are:
>     direct obligations of, or obligations guaranteed as to principal or interest by, a state or political subdivision thereof, or any agency or instrumentality of a state or any political subdivision thereof, or any municipal corporate instrumentality of one or more states, or any security which is an industrial development bond the interest on which is excludable from gross income under the Internal Revenue Code, consistent with Section 3(a)(29) of the Securities Exchange Act of 1934; and
> sufficiently liquid such that they can be sold at or near their carrying value within a reasonably short period of time and either
      (i) are subject to no greater than moderate credit risk; or
      (ii) if the issuer of the municipal securities, or the entity supplying the revenues or other payments from which the issue is to be paid, has been in continuous operation for less than three years, including the operation of any predecessors, the securities
      are subject to a minimal or low amount of credit risk.              [_]
-----------------------------------------------------------------------------
(iv)  part of an issue that is an "Eligible Foreign Offering," meaning the offering:
>     is part of a public offering conducted under the laws of a foreign country;
>     is subject to regulation by a foreign financial regulatory authority (as defined in Section 2(a)(50) of the 1940 Act) in such country;
>     is offered at a fixed price to all purchasers in the offering;
>     contains financial statements, prepared and audited in accordance with standards required or permitted by the foreign financial regulatory authority in such country for the two years prior to the offering, and are made available to the public and prospective purchasers in connection with the offering;
> if the issuer is a domestic issuer, has a class of securities registered under the Securities Exchange Act of 1934 (the
      "Exchange Act") and has filed all material required to be filed pursuant to Section 13(a) or 15(d) under the Exchange Act for a period of at least 12 months prior to the sale of securities made in reliance; and
>     the issuer (including predecessors) has been in continuous
      operation for at least three years.                                 [_]
-----------------------------------------------------------------------------
(v)   part of an issue that is an "Eligible Rule 144A Offering," meaning the offering:
>     is exempt from registration under Section 4(2) of the Securities
      Act of 1933, Rule 144A thereunder or Rules 501-508 thereunder;
>     is made to (and is eligible for resale by) persons the seller and any person acting on behalf of the seller reasonably believes include "qualified institutional buyers" as defined in Rule
      144A(a)(1);
>     the seller and any person acting on behalf of the seller
      reasonably believe that the securities are eligible for resale to other qualified institutional buyers pursuant to Rule 144A and
>     the issuer (including predecessors) has been in continuous operation for at least three years.
      For purposes of determining compliance with the Eligible Rule 144A Offering requirements, adviser/sub-adviser may reasonably rely upon written statements made by issuer, syndicate manager,
      underwriter or seller of the securities                             [_]
-----------------------------------------------------------------------------

17. All required information has or will be provided to the appropriate officer of the Fund for inclusion on SEC Form N-SAR and quarterly reports to the Directors?
        Yes [X] No [_]

/s/ Cynthia Chau                         Cynthia Chau, Vice President
---------------------------------------- -----------------------------
Authorized Sub-adviser Representative    Name and Title

J.P. Morgan Investment Management, Inc.  October 13, 2011
---------------------------------------- -----------------------------
Sub-advisor Firm Name

                                COLUMBIA FUNDS
    RULE 10F-3 REPORT FORM (AFFILIATED UNDERWRITINGS) FOR SUB-ADVISERS ONLY

 RECORD OF SECURITIES PURCHASED PURSUANT TO COLUMBIA FUNDS' RULE 10F-3 POLICY

1.    Fund Name: J.P. Morgan Core Bond Fund

2.    (a) Issuer: Southern Power Company Series 2011 A (SO 5.15% September 15,
      2041)

      (b) CUSIP: 843646AH              (c) Class of Securities: Debt

3.    Underwriter/Seller from whom securities were purchased: RBS Securities
      Inc.

4. List the Affiliated underwriter (as defined in the Policy) managing or participating in syndicate:

      J.P. Morgan Securities, Inc.

5. Attach a list of the underwriting syndicates' members to this Form. - See attached.

6.    Par Value purchased by the Fund: 203,000

7.    Principal amount purchased by the Fund: 203,000

8. Aggregate principal amount of purchase by all other investment companies and other accounts advised by the Sub-adviser over which the Sub-adviser has investment discretion and, in fact, exercised such discretion with respect to purchase of issue for such accounts:

      8,107,000

9.    Aggregate principal amount of offering: 300,000,000

10.   Purchase price (net of fees and expenses): 99.547

11.   Date offering is due to commence: 9/14/2011

12.   Trade Date: 9/14/2011

13.   Price at close of the first day on which any sales were made: 99.547

14.   Commission, spread or profit to be received by principal underwriters:
      0.88

15. Can all the following conditions be satisfied? (ALL CONDITIONS MUST BE ANSWERED AFFIRMATIVELY)

a. The securities were purchased prior to the end of the first day on which any sales are made, at a price that is not more than the price paid by each other purchaser in that (or any concurrent) offering (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated) (For purposes of determining compliance with the timing aspect of this requirement, adviser/sub-adviser may reasonably rely upon written statements made by issuer, syndicate manager, underwriter or seller of the securities)?
        Yes [X] No [_]

b. The securities were offered pursuant to an underwriting or similar agreement under which the underwriters are committed to purchase all of the securities being offered, except for those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities (a "firm commitment")?
        Yes [X] No [_]

c. In your opinion, the commission, spread or profit was reasonable and fair in relation to that being received by others in connection with the underwriting of similar securities being sold during a comparable period of time?
        Yes [X] No [_]

d. The securities were not purchased directly or indirectly from an affiliated underwriter; provided that a purchase from a syndicate manager shall not be deemed as such if such underwriter did not directly or indirectly benefit from the transaction (receipt of underwriting fees is not deemed a direct or indirect benefit) or, with respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group order?
        Yes [X] No [_]

e.    Aggregation and Percentage Limit

                                COLUMBIA FUNDS
    RULE 10F-3 REPORT FORM (AFFILIATED UNDERWRITINGS) FOR SUB-ADVISERS ONLY

      The amount of any class of the issue purchased by the Fund, aggregated with purchases of the same issue by all investment companies (registered or unregistered) advised by Sub-adviser and with other accounts over which Sub-adviser has investment discretion and has exercised such investment discretion with respect to the purchase, did not exceed:
      (i) 25% of the principal amount of the offering of such class; or (ii) if an Eligible Rule 144A Offering, 25% of the total of the principal amount of the offering of such class sold to qualified institutional buyers plus the principal amount of the offering of such class in any concurrent public offering?
        Yes [X] No [_]

16.   The securities purchased are (CHECK AT LEAST ONE BOX):

(i.)  part of an issue registered under the Securities Act of 1933 that is being offered to the public where:
>     the issuer (including predecessors) has been in continuous
      operation for at least three years.                                 [X]
-----------------------------------------------------------------------------
(ii)  "Government Securities," meaning securities that:
> are issued or guaranteed as to principal or interest by the United States, or by a person controlled or supervised by and acting as an instrumentality of the Government of the United States pursuant to authority granted by the Congress of the United States or any certificate of deposit for any of the foregoing; and
>     the issuer (including predecessors) has been in continuous
      operation for at least three years.                                 [_]
-----------------------------------------------------------------------------
(iii) "Eligible Municipal Securities," meaning securities that are:
>     direct obligations of, or obligations guaranteed as to principal or interest by, a state or political subdivision thereof, or any agency or instrumentality of a state or any political subdivision thereof, or any municipal corporate instrumentality of one or more states, or any security which is an industrial development bond the interest on which is excludable from gross income under the Internal Revenue Code, consistent with Section 3(a)(29) of the Securities Exchange Act of 1934; and
> sufficiently liquid such that they can be sold at or near their carrying value within a reasonably short period of time and either
      (i) are subject to no greater than moderate credit risk; or
      (ii) if the issuer of the municipal securities, or the entity supplying the revenues or other payments from which the issue is to be paid, has been in continuous operation for less than three years, including the operation of any predecessors, the securities
      are subject to a minimal or low amount of credit risk.              [_]
-----------------------------------------------------------------------------
(iv)  part of an issue that is an "Eligible Foreign Offering," meaning the offering:
>     is part of a public offering conducted under the laws of a foreign country;
>     is subject to regulation by a foreign financial regulatory authority (as defined in Section 2(a)(50) of the 1940 Act) in such country;
>     is offered at a fixed price to all purchasers in the offering;
>     contains financial statements, prepared and audited in accordance with standards required or permitted by the foreign financial regulatory authority in such country for the two years prior to the offering, and are made available to the public and prospective purchasers in connection with the offering;
> if the issuer is a domestic issuer, has a class of securities registered under the Securities Exchange Act of 1934 (the
      "Exchange Act") and has filed all material required to be filed pursuant to Section 13(a) or 15(d) under the Exchange Act for a period of at least 12 months prior to the sale of securities made in reliance; and
>     the issuer (including predecessors) has been in continuous
      operation for at least three years.                                 [_]
-----------------------------------------------------------------------------
(v)   part of an issue that is an "Eligible Rule 144A Offering," meaning the offering:
>     is exempt from registration under Section 4(2) of the Securities
      Act of 1933, Rule 144A thereunder or Rules 501-508 thereunder;
>     is made to (and is eligible for resale by) persons the seller and any person acting on behalf of the seller reasonably believes include "qualified institutional buyers" as defined in Rule
      144A(a)(1);
>     the seller and any person acting on behalf of the seller
      reasonably believe that the securities are eligible for resale to other qualified institutional buyers pursuant to Rule 144A and
>     the issuer (including predecessors) has been in continuous operation for at least three years.
      For purposes of determining compliance with the Eligible Rule 144A Offering requirements, adviser/sub-adviser may reasonably rely upon written statements made by issuer, syndicate manager,
      underwriter or seller of the securities                             [_]
-----------------------------------------------------------------------------

17. All required information has or will be provided to the appropriate officer of the Fund for inclusion on SEC Form N-SAR and quarterly reports to the Directors?
        Yes [X] No [_]

/s/ Cynthia Chau                         Cynthia Chau, Vice President
---------------------------------------- -----------------------------
Authorized Sub-adviser Representative    Name and Title

J.P. Morgan Investment Management, Inc.  October 13, 2011
---------------------------------------- -----------------------------
Sub-advisor Firm Name                    Date

                                COLUMBIA FUNDS
    RULE 10F-3 REPORT FORM (AFFILIATED UNDERWRITINGS) FOR SUB-ADVISERS ONLY

 RECORD OF SECURITIES PURCHASED PURSUANT TO COLUMBIA FUNDS' RULE 10F-3 POLICY

1.    Fund Name: JPMorgan Core Bond Fund

2.    (a) Issuer: Occidental Petroleum Corporation (OXY)

      (b) CUSIP: 674599CB              (c) Class of Securities: Debt Security

3.    Underwriter/Seller from whom securities were purchased: Barclays Capital
      Inc.

4. List the Affiliated underwriter (as defined in the Policy) managing or participating in syndicate:

      J.P. Morgan Securities Inc. and BofA Merrill Lynch

5. Attach a list of the underwriting syndicates' members to this Form. - See Attached Prospectus Cover.

6.    Par Value purchased by the Fund: 244,000

7.    Principal amount purchased by the Fund: 244,000

8. Aggregate principal amount of purchase by all other investment companies and other accounts advised by the Sub-adviser over which the Sub-adviser has investment discretion and, in fact, exercised such discretion with respect to purchase of issue for such accounts:

      13,062,000

9.    Aggregate principal amount of offering: 1,233,700,000

10.   Purchase price (net of fees and expenses): 99.046

11.   Date offering is due to commence: 8/15/2011

12.   Trade Date: 8/15/2011

13.   Price at close of the first day on which any sales were made: 99.046

14.   Commission, spread or profit to be received by principal underwriters:
      0.35

15. Can all the following conditions be satisfied? (ALL CONDITIONS MUST BE ANSWERED AFFIRMATIVELY)

a. The securities were purchased prior to the end of the first day on which any sales are made, at a price that is not more than the price paid by each other purchaser in that (or any concurrent) offering (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated) (For purposes of determining compliance with the timing aspect of this requirement, adviser/sub-adviser may reasonably rely upon written statements made by issuer, syndicate manager, underwriter or seller of the securities)?
        Yes [X] No [_]

b. The securities were offered pursuant to an underwriting or similar agreement under which the underwriters are committed to purchase all of the securities being offered, except for those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities (a "firm commitment")?
        Yes [X] No [_]

c. In your opinion, the commission, spread or profit was reasonable and fair in relation to that being received by others in connection with the underwriting of similar securities being sold during a comparable period of time?
        Yes [X] No [_]

d. The securities were not purchased directly or indirectly from an affiliated underwriter; provided that a purchase from a syndicate manager shall not be deemed as such if such underwriter did not directly or indirectly benefit from the transaction (receipt of underwriting fees is not deemed a direct or indirect benefit) or, with respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group order?
        Yes [X] No [_]

e.    Aggregation and Percentage Limit

                                COLUMBIA FUNDS
    RULE 10F-3 REPORT FORM (AFFILIATED UNDERWRITINGS) FOR SUB-ADVISERS ONLY

      The amount of any class of the issue purchased by the Fund, aggregated with purchases of the same issue by all investment companies (registered or unregistered) advised by Sub-adviser and with other accounts over which Sub-adviser has investment discretion and has exercised such investment discretion with respect to the purchase, did not exceed:
      (i) 25% of the principal amount of the offering of such class; or (ii) if an Eligible Rule 144A Offering, 25% of the total of the principal amount of the offering of such class sold to qualified institutional buyers plus the principal amount of the offering of such class in any concurrent public offering?
        Yes [X] No [_]

16.   The securities purchased are (CHECK AT LEAST ONE BOX):

(i.)  part of an issue registered under the Securities Act of 1933 that is being offered to the public where:
>     the issuer (including predecessors) has been in continuous
      operation for at least three years.                                 [X]
-----------------------------------------------------------------------------
(ii)  "Government Securities," meaning securities that:
> are issued or guaranteed as to principal or interest by the United States, or by a person controlled or supervised by and acting as an instrumentality of the Government of the United States pursuant to authority granted by the Congress of the United States or any certificate of deposit for any of the foregoing; and
>     the issuer (including predecessors) has been in continuous
      operation for at least three years.                                 [_]
-----------------------------------------------------------------------------
(iii) "Eligible Municipal Securities," meaning securities that are:
>     direct obligations of, or obligations guaranteed as to principal or interest by, a state or political subdivision thereof, or any agency or instrumentality of a state or any political subdivision thereof, or any municipal corporate instrumentality of one or more states, or any security which is an industrial development bond the interest on which is excludable from gross income under the Internal Revenue Code, consistent with Section 3(a)(29) of the Securities Exchange Act of 1934; and
> sufficiently liquid such that they can be sold at or near their carrying value within a reasonably short period of time and either
      (i) are subject to no greater than moderate credit risk; or
      (ii) if the issuer of the municipal securities, or the entity supplying the revenues or other payments from which the issue is to be paid, has been in continuous operation for less than three years, including the operation of any predecessors, the securities
      are subject to a minimal or low amount of credit risk.              [_]
-----------------------------------------------------------------------------
(iv)  part of an issue that is an "Eligible Foreign Offering," meaning the offering:
>     is part of a public offering conducted under the laws of a foreign country;
>     is subject to regulation by a foreign financial regulatory authority (as defined in Section 2(a)(50) of the 1940 Act) in such country;
>     is offered at a fixed price to all purchasers in the offering;
>     contains financial statements, prepared and audited in accordance with standards required or permitted by the foreign financial regulatory authority in such country for the two years prior to the offering, and are made available to the public and prospective purchasers in connection with the offering;
> if the issuer is a domestic issuer, has a class of securities registered under the Securities Exchange Act of 1934 (the
      "Exchange Act") and has filed all material required to be filed pursuant to Section 13(a) or 15(d) under the Exchange Act for a period of at least 12 months prior to the sale of securities made in reliance; and
>     the issuer (including predecessors) has been in continuous
      operation for at least three years.                                 [_]
-----------------------------------------------------------------------------
(v)   part of an issue that is an "Eligible Rule 144A Offering," meaning the offering:
>     is exempt from registration under Section 4(2) of the Securities
      Act of 1933, Rule 144A thereunder or Rules 501-508 thereunder;
>     is made to (and is eligible for resale by) persons the seller and any person acting on behalf of the seller reasonably believes include "qualified institutional buyers" as defined in Rule
      144A(a)(1);
>     the seller and any person acting on behalf of the seller
      reasonably believe that the securities are eligible for resale to other qualified institutional buyers pursuant to Rule 144A and
>     the issuer (including predecessors) has been in continuous operation for at least three years.
      For purposes of determining compliance with the Eligible Rule 144A Offering requirements, adviser/sub-adviser may reasonably rely upon written statements made by issuer, syndicate manager,
      underwriter or seller of the securities                             [_]
-----------------------------------------------------------------------------

17. All required information has or will be provided to the appropriate officer of the Fund for inclusion on SEC Form N-SAR and quarterly reports to the Directors?
        Yes [X] No [_]

/s/ Cynthia Chau                         Cynthia Chau, Vice President
---------------------------------------- -----------------------------
Authorized Sub-adviser Representative    Name and Title

J.P. Morgan Investment Management, Inc.  October 4, 2011
---------------------------------------- -----------------------------
Sub-advisor Firm Name                    Date

                                COLUMBIA FUNDS
    RULE 10F-3 REPORT FORM (AFFILIATED UNDERWRITINGS) FOR SUB-ADVISERS ONLY

 RECORD OF SECURITIES PURCHASED PURSUANT TO COLUMBIA FUNDS' RULE 10F-3 POLICY

1.    Fund Name: J.P. Morgan Core Bond Fund

2.    (a) Issuer: Bank of Montreal BMO - (144A).

      (b) CUSIP: 063679WH              (c) Class of Securities: Debt

3.    Underwriter/Seller from whom securities were purchased: Barclays Capital
      Inc.

4. List the Affiliated underwriter (as defined in the Policy) managing or participating in syndicate:

      J.P. Morgan Securities, Inc.

5. Attach a list of the underwriting syndicates' members to this Form. - See attached.

6.    Par Value purchased by the Fund: 1,037,000

7.    Principal amount purchased by the Fund: 1,037,000

8. Aggregate principal amount of purchase by all other investment companies and other accounts advised by the Sub-adviser over which the Sub-adviser has investment discretion and, in fact, exercised such discretion with respect to purchase of issue for such accounts: $19,259,000

9.    Aggregate principal amount of offering: $1,999,480,000

10.   Purchase price (net of fees and expenses): 99.974

11.   Date offering is due to commence: 10/26/2011

12.   Trade Date: 10/26/2011

13.   Price at close of the first day on which any sales were made: 99.974

14.   Commission, spread or profit to be received by principal underwriters:
      0.25

15. Can all the following conditions be satisfied? (ALL CONDITIONS MUST BE ANSWERED AFFIRMATIVELY)

a. The securities were purchased prior to the end of the first day on which any sales are made, at a price that is not more than the price paid by each other purchaser in that (or any concurrent) offering (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated) (For purposes of determining compliance with the timing aspect of this requirement, adviser/sub-adviser may reasonably rely upon written statements made by issuer, syndicate manager, underwriter or seller of the securities)?
        Yes [X] No [_]

b. The securities were offered pursuant to an underwriting or similar agreement under which the underwriters are committed to purchase all of the securities being offered, except for those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities (a "firm commitment")?
        Yes [X] No [_]

c. In your opinion, the commission, spread or profit was reasonable and fair in relation to that being received by others in connection with the underwriting of similar securities being sold during a comparable period of time?
        Yes [X] No [_]

d. The securities were not purchased directly or indirectly from an affiliated underwriter; provided that a purchase from a syndicate manager shall not be deemed as such if such underwriter did not directly or indirectly benefit from the transaction (receipt of underwriting fees is not deemed a direct or indirect benefit) or, with respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group order?
        Yes [X] No [_]

e.    Aggregation and Percentage Limit

      The amount of any class of the issue purchased by the Fund, aggregated with purchases of the same issue by all investment companies (registered or unregistered) advised by Sub-adviser and with other accounts over which Sub-adviser has investment discretion and has exercised such investment discretion with respect to the purchase, did not exceed:
      (i) 25% of the principal

                                COLUMBIA FUNDS
    RULE 10F-3 REPORT FORM (AFFILIATED UNDERWRITINGS) FOR SUB-ADVISERS ONLY

      amount of the offering of such class; or (ii) if an Eligible Rule 144A Offering, 25% of the total of the principal amount of the offering of such class sold to qualified institutional buyers plus the principal amount of the offering of such class in any concurrent public offering?
        Yes [X] No [_]

16.   The securities purchased are (CHECK AT LEAST ONE BOX):

(i.)  part of an issue registered under the Securities Act of 1933 that is being offered to the public where:
>     the issuer (including predecessors) has been in continuous
      operation for at least three years.                                 [_]
-----------------------------------------------------------------------------
(ii)  "Government Securities," meaning securities that:
> are issued or guaranteed as to principal or interest by the United States, or by a person controlled or supervised by and acting as an instrumentality of the Government of the United States pursuant to authority granted by the Congress of the United States or any certificate of deposit for any of the foregoing; and
>     the issuer (including predecessors) has been in continuous
      operation for at least three years.                                 [_]
-----------------------------------------------------------------------------
(iii) "Eligible Municipal Securities," meaning securities that are:
>     direct obligations of, or obligations guaranteed as to principal or interest by, a state or political subdivision thereof, or any agency or instrumentality of a state or any political subdivision thereof, or any municipal corporate instrumentality of one or more states, or any security which is an industrial development bond the interest on which is excludable from gross income under the Internal Revenue Code, consistent with Section 3(a)(29) of the Securities Exchange Act of 1934; and
> sufficiently liquid such that they can be sold at or near their carrying value within a reasonably short period of time and either
      (i) are subject to no greater than moderate credit risk; or
      (ii) if the issuer of the municipal securities, or the entity supplying the revenues or other payments from which the issue is to be paid, has been in continuous operation for less than three years, including the operation of any predecessors, the securities
      are subject to a minimal or low amount of credit risk.              [_]
-----------------------------------------------------------------------------
(iv)  part of an issue that is an "Eligible Foreign Offering," meaning the offering:
>     is part of a public offering conducted under the laws of a foreign country;
>     is subject to regulation by a foreign financial regulatory authority (as defined in Section 2(a)(50) of the 1940 Act) in such country;
>     is offered at a fixed price to all purchasers in the offering;
>     contains financial statements, prepared and audited in accordance with standards required or permitted by the foreign financial regulatory authority in such country for the two years prior to the offering, and are made available to the public and prospective purchasers in connection with the offering;
> if the issuer is a domestic issuer, has a class of securities registered under the Securities Exchange Act of 1934 (the
      "Exchange Act") and has filed all material required to be filed pursuant to Section 13(a) or 15(d) under the Exchange Act for a period of at least 12 months prior to the sale of securities made in reliance; and
>     the issuer (including predecessors) has been in continuous
      operation for at least three years.                                 [_]
-----------------------------------------------------------------------------
(v)   part of an issue that is an "Eligible Rule 144A Offering," meaning the offering:
>     is exempt from registration under Section 4(2) of the Securities
      Act of 1933, Rule 144A thereunder or Rules 501-508 thereunder;
>     is made to (and is eligible for resale by) persons the seller and any person acting on behalf of the seller reasonably believes include "qualified institutional buyers" as defined in Rule
      144A(a)(1);
>     the seller and any person acting on behalf of the seller
      reasonably believe that the securities are eligible for resale to other qualified institutional buyers pursuant to Rule 144A and
>     the issuer (including predecessors) has been in continuous operation for at least three years.
      For purposes of determining compliance with the Eligible Rule 144A Offering requirements, adviser/sub-adviser may reasonably rely upon written statements made by issuer, syndicate manager,
      underwriter or seller of the securities                             [X]
-----------------------------------------------------------------------------

17. All required information has or will be provided to the appropriate officer of the Fund for inclusion on SEC Form N-SAR and quarterly reports to the Directors?
        Yes [X] No [_]

/s/ Cynthia Chau                         Cynthia Chau, Vice President
---------------------------------------- -----------------------------
Authorized Sub-adviser Representative    Name and Title

J.P. Morgan Investment Management, Inc.  November 8, 2011
---------------------------------------- -----------------------------
Sub-advisor Firm Name                    Date

                                COLUMBIA FUNDS
    RULE 10F-3 REPORT FORM (AFFILIATED UNDERWRITINGS) FOR SUB-ADVISERS ONLY

 RECORD OF SECURITIES PURCHASED PURSUANT TO COLUMBIA FUNDS' RULE 10F-3 POLICY

1.    Fund Name: J.P. Morgan Core Bond Fund

2.    (a) Issuer: NiSource Finance Corp. (NI 5.80% February 1, 2042)

      (b) CUSIP: 65473QAZ              (c) Class of Securities: Debt

3. Underwriter/Seller from whom securities were purchased: Citigroup Global Markets

4. List the Affiliated underwriter (as defined in the Policy) managing or participating in syndicate:

      J.P. Morgan Securities, Inc.

5. Attach a list of the underwriting syndicates' members to this Form. - See attached.

6.    Par Value purchased by the Fund: 381,000

7.    Principal amount purchased by the Fund: $380,173

8. Aggregate principal amount of purchase by all other investment companies and other accounts advised by the Sub-adviser over which the Sub-adviser has investment discretion and, in fact, exercised such discretion with respect to purchase of issue for such accounts: $23,914,992

9.    Aggregate principal amount of offering: $249,457,500

10.   Purchase price (net of fees and expenses): 99.783

11.   Date offering is due to commence: 11/14/2011

12.   Trade Date: 11/14/2011

13.   Price at close of the first day on which any sales were made: 99.783

14.   Commission, spread or profit to be received by principal underwriters:
      0.88

15. Can all the following conditions be satisfied? (ALL CONDITIONS MUST BE ANSWERED AFFIRMATIVELY)

a. The securities were purchased prior to the end of the first day on which any sales are made, at a price that is not more than the price paid by each other purchaser in that (or any concurrent) offering (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated) (For purposes of determining compliance with the timing aspect of this requirement, adviser/sub-adviser may reasonably rely upon written statements made by issuer, syndicate manager, underwriter or seller of the securities)?
        Yes [X] No [_]

b. The securities were offered pursuant to an underwriting or similar agreement under which the underwriters are committed to purchase all of the securities being offered, except for those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities (a "firm commitment")?
        Yes [X] No [_]

c. In your opinion, the commission, spread or profit was reasonable and fair in relation to that being received by others in connection with the underwriting of similar securities being sold during a comparable period of time?
       Yes[X] No [_]

d. The securities were not purchased directly or indirectly from an affiliated underwriter; provided that a purchase from a syndicate manager shall not be deemed as such if such underwriter did not directly or indirectly benefit from the transaction (receipt of underwriting fees is not deemed a direct or indirect benefit) or, with respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group order?
        Yes [X] No [_]

e.    Aggregation and Percentage Limit

      The amount of any class of the issue purchased by the Fund, aggregated with purchases of the same issue by all investment companies (registered or unregistered) advised by Sub-adviser and with other accounts over which Sub-adviser has investment discretion and has exercised such investment discretion with respect to the purchase, did not exceed:
      (i) 25% of the principal amount of the offering of such class; or (ii) if an Eligible Rule 144A Offering, 25% of the total of the principal amount of the

                                COLUMBIA FUNDS
    RULE 10F-3 REPORT FORM (AFFILIATED UNDERWRITINGS) FOR SUB-ADVISERS ONLY

      offering of such class sold to qualified institutional buyers plus the principal amount of the offering of such class in any concurrent public offering?
        Yes [X] No [_]

16.   The securities purchased are (CHECK AT LEAST ONE BOX):

(i.)  part of an issue registered under the Securities Act of 1933 that is being offered to the public where:
>     the issuer (including predecessors) has been in continuous
      operation for at least three years.                                 [X]
-----------------------------------------------------------------------------
(ii)  "Government Securities," meaning securities that:
> are issued or guaranteed as to principal or interest by the United States, or by a person controlled or supervised by and acting as an instrumentality of the Government of the United States pursuant to authority granted by the Congress of the United States or any certificate of deposit for any of the foregoing; and
>     the issuer (including predecessors) has been in continuous
      operation for at least three years.                                 [_]
-----------------------------------------------------------------------------
(iii) "Eligible Municipal Securities," meaning securities that are:
>     direct obligations of, or obligations guaranteed as to principal or interest by, a state or political subdivision thereof, or any agency or instrumentality of a state or any political subdivision thereof, or any municipal corporate instrumentality of one or more states, or any security which is an industrial development bond the interest on which is excludable from gross income under the Internal Revenue Code, consistent with Section 3(a)(29) of the Securities Exchange Act of 1934; and
> sufficiently liquid such that they can be sold at or near their carrying value within a reasonably short period of time and either
      (i) are subject to no greater than moderate credit risk; or
      (ii) if the issuer of the municipal securities, or the entity supplying the revenues or other payments from which the issue is to be paid, has been in continuous operation for less than three years, including the operation of any predecessors, the securities
      are subject to a minimal or low amount of credit risk.              [_]
-----------------------------------------------------------------------------
(iv)  part of an issue that is an "Eligible Foreign Offering," meaning the offering:
>     is part of a public offering conducted under the laws of a foreign country;
>     is subject to regulation by a foreign financial regulatory authority (as defined in Section 2(a)(50) of the 1940 Act) in such country;
>     is offered at a fixed price to all purchasers in the offering;
>     contains financial statements, prepared and audited in accordance with standards required or permitted by the foreign financial regulatory authority in such country for the two years prior to the offering, and are made available to the public and prospective purchasers in connection with the offering;
> if the issuer is a domestic issuer, has a class of securities registered under the Securities Exchange Act of 1934 (the
      "Exchange Act") and has filed all material required to be filed pursuant to Section 13(a) or 15(d) under the Exchange Act for a period of at least 12 months prior to the sale of securities made in reliance; and
>     the issuer (including predecessors) has been in continuous
      operation for at least three years.                                 [_]
-----------------------------------------------------------------------------
(v)   part of an issue that is an "Eligible Rule 144A Offering," meaning the offering:
>     is exempt from registration under Section 4(2) of the Securities
      Act of 1933, Rule 144A thereunder or Rules 501-508 thereunder;
>     is made to (and is eligible for resale by) persons the seller and any person acting on behalf of the seller reasonably believes include "qualified institutional buyers" as defined in Rule
      144A(a)(1);
>     the seller and any person acting on behalf of the seller
      reasonably believe that the securities are eligible for resale to other qualified institutional buyers pursuant to Rule 144A and
>     the issuer (including predecessors) has been in continuous operation for at least three years.
      For purposes of determining compliance with the Eligible Rule 144A Offering requirements, adviser/sub-adviser may reasonably rely upon written statements made by issuer, syndicate manager,
      underwriter or seller of the securities                             [_]
-----------------------------------------------------------------------------

17. All required information has or will be provided to the appropriate officer of the Fund for inclusion on SEC Form N-SAR and quarterly reports to the Directors?
        Yes [X] No [_]

/s/ Cynthia Chau                         Cynthia Chau, Vice President
---------------------------------------- -----------------------------
Authorized Sub-adviser Representative    Name and Title

J.P. Morgan Investment Management, Inc.  December 9, 2011
---------------------------------------- -----------------------------
Sub-advisor Firm Name                    Date

                                COLUMBIA FUNDS
    RULE 10F-3 REPORT FORM (AFFILIATED UNDERWRITINGS) FOR SUB-ADVISERS ONLY

 RECORD OF SECURITIES PURCHASED PURSUANT TO COLUMBIA FUNDS' RULE 10F-3 POLICY

1.    Fund Name: J.P. Morgan Core Bond Fund

2.    (a) Issuer: Johnson Controls Inc. (JCI 3.75% December 1, 2021)

      (b) CUSIP: 478366BA              (c) Class of Securities: Debt

3.    Underwriter/Seller from whom securities were purchased: Barclays Capital
      Inc.

4. List the Affiliated underwriter (as defined in the Policy) managing or participating in syndicate:

      J.P. Morgan Securities, Inc.

5. Attach a list of the underwriting syndicates' members to this Form. - See attached.

6.    Par Value purchased by the Fund: 525,000

7.    Principal amount purchased by the Fund: $521,409

8. Aggregate principal amount of purchase by all other investment companies and other accounts advised by the Sub-adviser over which the Sub-adviser has investment discretion and, in fact, exercised such discretion with respect to purchase of issue for such accounts: $9,113,000

9.    Aggregate principal amount of offering: $446,922,000

10.   Purchase price (net of fees and expenses): 99.316

11.   Date offering is due to commence: 11/29/2011

12.   Trade Date: 11/29/2011

13.   Price at close of the first day on which any sales were made: 99.316

14.   Commission, spread or profit to be received by principal underwriters:
      0.65

15. Can all the following conditions be satisfied? (ALL CONDITIONS MUST BE ANSWERED AFFIRMATIVELY)

a. The securities were purchased prior to the end of the first day on which any sales are made, at a price that is not more than the price paid by each other purchaser in that (or any concurrent) offering (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated) (For purposes of determining compliance with the timing aspect of this requirement, adviser/sub-adviser may reasonably rely upon written statements made by issuer, syndicate manager, underwriter or seller of the securities)?
        Yes [X] No [_]

b. The securities were offered pursuant to an underwriting or similar agreement under which the underwriters are committed to purchase all of the securities being offered, except for those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities (a "firm commitment")?
        Yes [X] No [_]

c. In your opinion, the commission, spread or profit was reasonable and fair in relation to that being received by others in connection with the underwriting of similar securities being sold during a comparable period of time?
        Yes [X] No [_]

d. The securities were not purchased directly or indirectly from an affiliated underwriter; provided that a purchase from a syndicate manager shall not be deemed as such if such underwriter did not directly or indirectly benefit from the transaction (receipt of underwriting fees is not deemed a direct or indirect benefit) or, with respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group order?
        Yes [X] No [_]

e.    Aggregation and Percentage Limit

      The amount of any class of the issue purchased by the Fund, aggregated with purchases of the same issue by all investment companies (registered or unregistered) advised by Sub-adviser and with other accounts over which Sub-adviser has investment discretion and has exercised such investment discretion with respect to the purchase, did not exceed:
      (i) 25% of the principal

                                COLUMBIA FUNDS
    RULE 10F-3 REPORT FORM (AFFILIATED UNDERWRITINGS) FOR SUB-ADVISERS ONLY

      amount of the offering of such class; or (ii) if an Eligible Rule 144A Offering, 25% of the total of the principal amount of the offering of such class sold to qualified institutional buyers plus the principal amount of the offering of such class in any concurrent public offering?
        Yes [X] No [_]

16.   The securities purchased are (CHECK AT LEAST ONE BOX):

(ii.) part of an issue registered under the Securities Act of 1933 that is being offered to the public where:
>     the issuer (including predecessors) has been in continuous
      operation for at least three years.                                 [X]
-----------------------------------------------------------------------------
(ii)  "Government Securities," meaning securities that:
> are issued or guaranteed as to principal or interest by the United States, or by a person controlled or supervised by and acting as an instrumentality of the Government of the United States pursuant to authority granted by the Congress of the United States or any certificate of deposit for any of the foregoing; and
>     the issuer (including predecessors) has been in continuous
      operation for at least three years.                                 [_]
-----------------------------------------------------------------------------
(iii) "Eligible Municipal Securities," meaning securities that are:
>     direct obligations of, or obligations guaranteed as to principal or interest by, a state or political subdivision thereof, or any agency or instrumentality of a state or any political subdivision thereof, or any municipal corporate instrumentality of one or more states, or any security which is an industrial development bond the interest on which is excludable from gross income under the Internal Revenue Code, consistent with Section 3(a)(29) of the Securities Exchange Act of 1934; and
> sufficiently liquid such that they can be sold at or near their carrying value within a reasonably short period of time and either
      (i) are subject to no greater than moderate credit risk; or
      (ii) if the issuer of the municipal securities, or the entity supplying the revenues or other payments from which the issue is to be paid, has been in continuous operation for less than three years, including the operation of any predecessors, the securities
      are subject to a minimal or low amount of credit risk.              [_]
-----------------------------------------------------------------------------
(iv)  part of an issue that is an "Eligible Foreign Offering," meaning the offering:
>     is part of a public offering conducted under the laws of a foreign country;
>     is subject to regulation by a foreign financial regulatory authority (as defined in Section 2(a)(50) of the 1940 Act) in such country;
>     is offered at a fixed price to all purchasers in the offering;
>     contains financial statements, prepared and audited in accordance with standards required or permitted by the foreign financial regulatory authority in such country for the two years prior to the offering, and are made available to the public and prospective purchasers in connection with the offering;
> if the issuer is a domestic issuer, has a class of securities registered under the Securities Exchange Act of 1934 (the
      "Exchange Act") and has filed all material required to be filed pursuant to Section 13(a) or 15(d) under the Exchange Act for a period of at least 12 months prior to the sale of securities made in reliance; and
>     the issuer (including predecessors) has been in continuous
      operation for at least three years.                                 [_]
-----------------------------------------------------------------------------
(v)   part of an issue that is an "Eligible Rule 144A Offering," meaning the offering:
>     is exempt from registration under Section 4(2) of the Securities
      Act of 1933, Rule 144A thereunder or Rules 501-508 thereunder;
>     is made to (and is eligible for resale by) persons the seller and any person acting on behalf of the seller reasonably believes include "qualified institutional buyers" as defined in Rule
      144A(a)(1);
>     the seller and any person acting on behalf of the seller
      reasonably believe that the securities are eligible for resale to other qualified institutional buyers pursuant to Rule 144A and
>     the issuer (including predecessors) has been in continuous operation for at least three years.
      For purposes of determining compliance with the Eligible Rule 144A Offering requirements, adviser/sub-adviser may reasonably rely upon written statements made by issuer, syndicate manager,
      underwriter or seller of the securities                             [_]
-----------------------------------------------------------------------------

17. All required information has or will be provided to the appropriate officer of the Fund for inclusion on SEC Form N-SAR and quarterly reports to the Directors?
        Yes [X] No [_]

/s/ Cynthia Chau                         Cynthia Chau, Vice President
---------------------------------------- -----------------------------
Authorized Sub-adviser Representative    Name and Title

J.P. Morgan Investment Management, Inc.  December 9, 2011
---------------------------------------- -----------------------------
Sub-advisor Firm Name                    Date

                                COLUMBIA FUNDS
    RULE 10F-3 REPORT FORM (AFFILIATED UNDERWRITINGS) FOR SUB-ADVISERS ONLY

 RECORD OF SECURITIES PURCHASED PURSUANT TO COLUMBIA FUNDS' RULE 10F-3 POLICY

1.    Fund Name: J.P. Morgan Core Bond Fund

2.    (a) Issuer: Johnson Controls Inc. (JCI 5.25% December 1, 2041)

      (b) CUSIP: 478366BB              (c) Class of Securities: Debt

3. Underwriter/Seller from whom securities were purchased: Citigroup Global Markets

4. List the Affiliated underwriter (as defined in the Policy) managing or participating in syndicate:

      J.P. Morgan Securities, Inc.

5. Attach a list of the underwriting syndicates' members to this Form. - See attached.

6.    Par Value purchased by the Fund: 865,000

7.    Principal amount purchased by the Fund: $864,351

8. Aggregate principal amount of purchase by all other investment companies and other accounts advised by the Sub-adviser over which the Sub-adviser has investment discretion and, in fact, exercised such discretion with respect to purchase of issue for such accounts: $11,591,300

9.    Aggregate principal amount of offering: $249,812,500

10.   Purchase price (net of fees and expenses): 99.925

11.   Date offering is due to commence: 11/29/2011

12.   Trade Date: 11/29/2011

13.   Price at close of the first day on which any sales were made: 99.925

14.   Commission, spread or profit to be received by principal underwriters:
      0.88

15. Can all the following conditions be satisfied? (ALL CONDITIONS MUST BE ANSWERED AFFIRMATIVELY)

a. The securities were purchased prior to the end of the first day on which any sales are made, at a price that is not more than the price paid by each other purchaser in that (or any concurrent) offering (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated) (For purposes of determining compliance with the timing aspect of this requirement, adviser/sub-adviser may reasonably rely upon written statements made by issuer, syndicate manager, underwriter or seller of the securities)?
        Yes [X] No [_]

b. The securities were offered pursuant to an underwriting or similar agreement under which the underwriters are committed to purchase all of the securities being offered, except for those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities (a "firm commitment")?
        Yes [X] No [_]

c. In your opinion, the commission, spread or profit was reasonable and fair in relation to that being received by others in connection with the underwriting of similar securities being sold during a comparable period of time?
        Yes [X] No [_]

d. The securities were not purchased directly or indirectly from an affiliated underwriter; provided that a purchase from a syndicate manager shall not be deemed as such if such underwriter did not directly or indirectly benefit from the transaction (receipt of underwriting fees is not deemed a direct or indirect benefit) or, with respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group order?
        Yes [X] No [_]

e.    Aggregation and Percentage Limit

      The amount of any class of the issue purchased by the Fund, aggregated with purchases of the same issue by all investment companies (registered or unregistered) advised by Sub-adviser and with other accounts over which Sub-adviser has investment discretion and has exercised such investment discretion with respect to the purchase, did not exceed:
      (i) 25% of the principal

                                COLUMBIA FUNDS
    RULE 10F-3 REPORT FORM (AFFILIATED UNDERWRITINGS) FOR SUB-ADVISERS ONLY

      amount of the offering of such class; or (ii) if an Eligible Rule 144A Offering, 25% of the total of the principal amount of the offering of such class sold to qualified institutional buyers plus the principal amount of the offering of such class in any concurrent public offering?
        Yes [X] No [_]

16.   The securities purchased are (CHECK AT LEAST ONE BOX):

(iii.)part of an issue registered under the Securities Act of 1933 that is being offered to the public where:
>     the issuer (including predecessors) has been in continuous
      operation for at least three years.                                 [X]
-----------------------------------------------------------------------------
(ii)  "Government Securities," meaning securities that:
> are issued or guaranteed as to principal or interest by the United States, or by a person controlled or supervised by and acting as an instrumentality of the Government of the United States pursuant to authority granted by the Congress of the United States or any certificate of deposit for any of the foregoing; and
>     the issuer (including predecessors) has been in continuous
      operation for at least three years.                                 [_]
-----------------------------------------------------------------------------
(iii) "Eligible Municipal Securities," meaning securities that are:
>     direct obligations of, or obligations guaranteed as to principal or interest by, a state or political subdivision thereof, or any agency or instrumentality of a state or any political subdivision thereof, or any municipal corporate instrumentality of one or more states, or any security which is an industrial development bond the interest on which is excludable from gross income under the Internal Revenue Code, consistent with Section 3(a)(29) of the Securities Exchange Act of 1934; and
> sufficiently liquid such that they can be sold at or near their carrying value within a reasonably short period of time and either
      (i) are subject to no greater than moderate credit risk; or
      (ii) if the issuer of the municipal securities, or the entity supplying the revenues or other payments from which the issue is to be paid, has been in continuous operation for less than three years, including the operation of any predecessors, the securities
      are subject to a minimal or low amount of credit risk.              [_]
-----------------------------------------------------------------------------
(iv)  part of an issue that is an "Eligible Foreign Offering," meaning the offering:
>     is part of a public offering conducted under the laws of a foreign country;
>     is subject to regulation by a foreign financial regulatory authority (as defined in Section 2(a)(50) of the 1940 Act) in such country;
>     is offered at a fixed price to all purchasers in the offering;
>     contains financial statements, prepared and audited in accordance with standards required or permitted by the foreign financial regulatory authority in such country for the two years prior to the offering, and are made available to the public and prospective purchasers in connection with the offering;
> if the issuer is a domestic issuer, has a class of securities registered under the Securities Exchange Act of 1934 (the
      "Exchange Act") and has filed all material required to be filed pursuant to Section 13(a) or 15(d) under the Exchange Act for a period of at least 12 months prior to the sale of securities made in reliance; and
>     the issuer (including predecessors) has been in continuous
      operation for at least three years.                                 [_]
-----------------------------------------------------------------------------
(v)   part of an issue that is an "Eligible Rule 144A Offering," meaning the offering:
>     is exempt from registration under Section 4(2) of the Securities
      Act of 1933, Rule 144A thereunder or Rules 501-508 thereunder;
>     is made to (and is eligible for resale by) persons the seller and any person acting on behalf of the seller reasonably believes include "qualified institutional buyers" as defined in Rule
      144A(a)(1);
>     the seller and any person acting on behalf of the seller
      reasonably believe that the securities are eligible for resale to other qualified institutional buyers pursuant to Rule 144A and
>     the issuer (including predecessors) has been in continuous operation for at least three years.
      For purposes of determining compliance with the Eligible Rule 144A Offering requirements, adviser/sub-adviser may reasonably rely upon written statements made by issuer, syndicate manager,
      underwriter or seller of the securities                             [_]
-----------------------------------------------------------------------------

17. All required information has or will be provided to the appropriate officer of the Fund for inclusion on SEC Form N-SAR and quarterly reports to the Directors?
        Yes [X] No [_]

/s/ Cynthia Chau                         Cynthia Chau, Vice President
---------------------------------------- -----------------------------
Authorized Sub-adviser Representative    Name and Title

J.P. Morgan Investment Management, Inc.  December 9, 2011
---------------------------------------- -----------------------------
Sub-advisor Firm Name

                                COLUMBIA FUNDS
    RULE 10F-3 REPORT FORM (AFFILIATED UNDERWRITINGS) FOR SUB-ADVISERS ONLY

 RECORD OF SECURITIES PURCHASED PURSUANT TO COLUMBIA FUNDS' RULE 10F-3 POLICY

1.    Fund Name: J.P. Morgan Core Bond Fund

2.    (a) Issuer: Transocean Inc. (RIG 7.35% December 15, 2041)

      (b) CUSIP: 893830AZ              (c) Class of Securities: Debt

3. Underwriter/Seller from whom securities were purchased: Credit Suisse Securities

4. List the Affiliated underwriter (as defined in the Policy) managing or participating in syndicate:

      J.P. Morgan Securities, Inc.

5. Attach a list of the underwriting syndicates' members to this Form. - See attached.

6.    Par Value purchased by the Fund: 67,000

7.    Principal amount purchased by the Fund: $66,997

8. Aggregate principal amount of purchase by all other investment companies and other accounts advised by the Sub-adviser over which the Sub-adviser has investment discretion and, in fact, exercised such discretion with respect to purchase of issue for such accounts: $12,428,503

9.    Aggregate principal amount of offering: $299,988,000

10.   Purchase price (net of fees and expenses): 99.996

11.   Date offering is due to commence: 11/30/2011

12.   Trade Date: 11/30/2011

13.   Price at close of the first day on which any sales were made: 99.996

14.   Commission, spread or profit to be received by principal underwriters:
      0.88

15. Can all the following conditions be satisfied? (ALL CONDITIONS MUST BE ANSWERED AFFIRMATIVELY)

a. The securities were purchased prior to the end of the first day on which any sales are made, at a price that is not more than the price paid by each other purchaser in that (or any concurrent) offering (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated) (For purposes of determining compliance with the timing aspect of this requirement, adviser/sub-adviser may reasonably rely upon written statements made by issuer, syndicate manager, underwriter or seller of the securities)?
        Yes [X] No [_]

b. The securities were offered pursuant to an underwriting or similar agreement under which the underwriters are committed to purchase all of the securities being offered, except for those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities (a "firm commitment")?
        Yes [X] No [_]

c. In your opinion, the commission, spread or profit was reasonable and fair in relation to that being received by others in connection with the underwriting of similar securities being sold during a comparable period of time?
        Yes [X] No [_]

d. The securities were not purchased directly or indirectly from an affiliated underwriter; provided that a purchase from a syndicate manager shall not be deemed as such if such underwriter did not directly or indirectly benefit from the transaction (receipt of underwriting fees is not deemed a direct or indirect benefit) or, with respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group order?
        Yes [X] No [_]

e.    Aggregation and Percentage Limit

      The amount of any class of the issue purchased by the Fund, aggregated with purchases of the same issue by all investment companies (registered or unregistered) advised by Sub-adviser and with other accounts over which Sub-adviser has investment discretion and has exercised such investment discretion with respect to the purchase, did not exceed:
      (i) 25% of the principal

                                COLUMBIA FUNDS
    RULE 10F-3 REPORT FORM (AFFILIATED UNDERWRITINGS) FOR SUB-ADVISERS ONLY

      amount of the offering of such class; or (ii) if an Eligible Rule 144A Offering, 25% of the total of the principal amount of the offering of such class sold to qualified institutional buyers plus the principal amount of the offering of such class in any concurrent public offering?
        Yes [X] No [_]

16.   The securities purchased are (CHECK AT LEAST ONE BOX):

(iv.) part of an issue registered under the Securities Act of 1933 that is being offered to the public where:
>     the issuer (including predecessors) has been in continuous
      operation for at least three years.                                 [X]
-----------------------------------------------------------------------------
(ii)  "Government Securities," meaning securities that:
> are issued or guaranteed as to principal or interest by the United States, or by a person controlled or supervised by and acting as an instrumentality of the Government of the United States pursuant to authority granted by the Congress of the United States or any certificate of deposit for any of the foregoing; and
>     the issuer (including predecessors) has been in continuous
      operation for at least three years.                                 [_]
-----------------------------------------------------------------------------
(iii) "Eligible Municipal Securities," meaning securities that are:
>     direct obligations of, or obligations guaranteed as to principal or interest by, a state or political subdivision thereof, or any agency or instrumentality of a state or any political subdivision thereof, or any municipal corporate instrumentality of one or more states, or any security which is an industrial development bond the interest on which is excludable from gross income under the Internal Revenue Code, consistent with Section 3(a)(29) of the Securities Exchange Act of 1934; and
> sufficiently liquid such that they can be sold at or near their carrying value within a reasonably short period of time and either
      (i) are subject to no greater than moderate credit risk; or
      (ii) if the issuer of the municipal securities, or the entity supplying the revenues or other payments from which the issue is to be paid, has been in continuous operation for less than three years, including the operation of any predecessors, the securities
      are subject to a minimal or low amount of credit risk.              [_]
-----------------------------------------------------------------------------
(iv)  part of an issue that is an "Eligible Foreign Offering," meaning the offering:
>     is part of a public offering conducted under the laws of a foreign country;
>     is subject to regulation by a foreign financial regulatory authority (as defined in Section 2(a)(50) of the 1940 Act) in such country;
>     is offered at a fixed price to all purchasers in the offering;
>     contains financial statements, prepared and audited in accordance with standards required or permitted by the foreign financial regulatory authority in such country for the two years prior to the offering, and are made available to the public and prospective purchasers in connection with the offering;
> if the issuer is a domestic issuer, has a class of securities registered under the Securities Exchange Act of 1934 (the
      "Exchange Act") and has filed all material required to be filed pursuant to Section 13(a) or 15(d) under the Exchange Act for a period of at least 12 months prior to the sale of securities made in reliance; and
>     the issuer (including predecessors) has been in continuous
      operation for at least three years.                                 [_]
-----------------------------------------------------------------------------
(v)   part of an issue that is an "Eligible Rule 144A Offering," meaning the offering:
>     is exempt from registration under Section 4(2) of the Securities
      Act of 1933, Rule 144A thereunder or Rules 501-508 thereunder;
>     is made to (and is eligible for resale by) persons the seller and any person acting on behalf of the seller reasonably believes include "qualified institutional buyers" as defined in Rule
      144A(a)(1);
>     the seller and any person acting on behalf of the seller
      reasonably believe that the securities are eligible for resale to other qualified institutional buyers pursuant to Rule 144A and
>     the issuer (including predecessors) has been in continuous operation for at least three years.
      For purposes of determining compliance with the Eligible Rule 144A Offering requirements, adviser/sub-adviser may reasonably rely upon written statements made by issuer, syndicate manager,
      underwriter or seller of the securities                             [_]
-----------------------------------------------------------------------------

17. All required information has or will be provided to the appropriate officer of the Fund for inclusion on SEC Form N-SAR and quarterly reports to the Directors?
        Yes [X] No [_]

/s/ Cynthia Chau                         Cynthia Chau, Vice President
---------------------------------------- -----------------------------
Authorized Sub-adviser Representative    Name and Title

J.P. Morgan Investment Management, Inc.  December 9, 2011
---------------------------------------- -----------------------------
Sub-advisor Firm Name

                                COLUMBIA FUNDS
    RULE 10F-3 REPORT FORM (AFFILIATED UNDERWRITINGS) FOR SUB-ADVISERS ONLY

 RECORD OF SECURITIES PURCHASED PURSUANT TO COLUMBIA FUNDS' RULE 10F-3 POLICY

1.    Fund Name: J.P. Morgan Core Bond Fund

2.    (a) Issuer: Transocean Inc. (RIG 6.375% December 15, 2021)

      (b) CUSIP: 893830BB              (c) Class of Securities: Debt

3.    Underwriter/Seller from whom securities were purchased: Barclays Capital
      Inc.

4. List the Affiliated underwriter (as defined in the Policy) managing or participating in syndicate:

      J.P. Morgan Securities, Inc.

5. Attach a list of the underwriting syndicates' members to this Form. - See attached.

6.    Par Value purchased by the Fund: 124,000

7.    Principal amount purchased by the Fund: $123,933

8. Aggregate principal amount of purchase by all other investment companies and other accounts advised by the Sub-adviser over which the Sub-adviser has investment discretion and, in fact, exercised such discretion with respect to purchase of issue for such accounts: $18,794,845

9.    Aggregate principal amount of offering: $1,199,352,000

10.   Purchase price (net of fees and expenses): 99.946

11.   Date offering is due to commence: 11/30/2011

12.   Trade Date: 11/30/2011

13.   Price at close of the first day on which any sales were made: 99.946

14.   Commission, spread or profit to be received by principal underwriters:
      0.65

15. Can all the following conditions be satisfied? (ALL CONDITIONS MUST BE ANSWERED AFFIRMATIVELY)

a. The securities were purchased prior to the end of the first day on which any sales are made, at a price that is not more than the price paid by each other purchaser in that (or any concurrent) offering (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated) (For purposes of determining compliance with the timing aspect of this requirement, adviser/sub-adviser may reasonably rely upon written statements made by issuer, syndicate manager, underwriter or seller of the securities)?
        Yes [X] No [_]

b. The securities were offered pursuant to an underwriting or similar agreement under which the underwriters are committed to purchase all of the securities being offered, except for those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities (a "firm commitment")?
        Yes [X] No [_]

c. In your opinion, the commission, spread or profit was reasonable and fair in relation to that being received by others in connection with the underwriting of similar securities being sold during a comparable period of time?
        Yes [X] No [_]

d. The securities were not purchased directly or indirectly from an affiliated underwriter; provided that a purchase from a syndicate manager shall not be deemed as such if such underwriter did not directly or indirectly benefit from the transaction (receipt of underwriting fees is not deemed a direct or indirect benefit) or, with respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group order?
        Yes [X] No [_]

e.    Aggregation and Percentage Limit

      The amount of any class of the issue purchased by the Fund, aggregated with purchases of the same issue by all investment companies (registered or unregistered) advised by Sub-adviser and with other accounts over which Sub-adviser has investment discretion and has exercised such investment discretion with respect to the purchase, did not exceed:
      (i) 25% of the principal

                                COLUMBIA FUNDS
    RULE 10F-3 REPORT FORM (AFFILIATED UNDERWRITINGS) FOR SUB-ADVISERS ONLY

      amount of the offering of such class; or (ii) if an Eligible Rule 144A Offering, 25% of the total of the principal amount of the offering of such class sold to qualified institutional buyers plus the principal amount of the offering of such class in any concurrent public offering? Yes [X] No [_]

16.   The securities purchased are (CHECK AT LEAST ONE BOX):

(v.)  part of an issue registered under the Securities Act of 1933 that is being offered to the public where:
>     the issuer (including predecessors) has been in continuous
      operation for at least three years.                                 [X]
-----------------------------------------------------------------------------
(ii)  "Government Securities," meaning securities that:
> are issued or guaranteed as to principal or interest by the United States, or by a person controlled or supervised by and acting as an instrumentality of the Government of the United States pursuant to authority granted by the Congress of the United States or any certificate of deposit for any of the foregoing; and
>     the issuer (including predecessors) has been in continuous
      operation for at least three years.                                 [_]
-----------------------------------------------------------------------------
(iii) "Eligible Municipal Securities," meaning securities that are:
>     direct obligations of, or obligations guaranteed as to principal or interest by, a state or political subdivision thereof, or any agency or instrumentality of a state or any political subdivision thereof, or any municipal corporate instrumentality of one or more states, or any security which is an industrial development bond the interest on which is excludable from gross income under the Internal Revenue Code, consistent with Section 3(a)(29) of the Securities Exchange Act of 1934; and
> sufficiently liquid such that they can be sold at or near their carrying value within a reasonably short period of time and either
      (i) are subject to no greater than moderate credit risk; or
      (ii) if the issuer of the municipal securities, or the entity supplying the revenues or other payments from which the issue is to be paid, has been in continuous operation for less than three years, including the operation of any predecessors, the securities
      are subject to a minimal or low amount of credit risk.              [_]
-----------------------------------------------------------------------------
(iv)  part of an issue that is an "Eligible Foreign Offering," meaning the offering:
>     is part of a public offering conducted under the laws of a foreign country;
>     is subject to regulation by a foreign financial regulatory authority (as defined in Section 2(a)(50) of the 1940 Act) in such country;
>     is offered at a fixed price to all purchasers in the offering;
>     contains financial statements, prepared and audited in accordance with standards required or permitted by the foreign financial regulatory authority in such country for the two years prior to the offering, and are made available to the public and prospective purchasers in connection with the offering;
> if the issuer is a domestic issuer, has a class of securities registered under the Securities Exchange Act of 1934 (the
      "Exchange Act") and has filed all material required to be filed pursuant to Section 13(a) or 15(d) under the Exchange Act for a period of at least 12 months prior to the sale of securities made in reliance; and
>     the issuer (including predecessors) has been in continuous
      operation for at least three years.                                 [_]
-----------------------------------------------------------------------------
(v)   part of an issue that is an "Eligible Rule 144A Offering," meaning the offering:
>     is exempt from registration under Section 4(2) of the Securities
      Act of 1933, Rule 144A thereunder or Rules 501-508 thereunder;
>     is made to (and is eligible for resale by) persons the seller and any person acting on behalf of the seller reasonably believes include "qualified institutional buyers" as defined in Rule
      144A(a)(1);
>     the seller and any person acting on behalf of the seller
      reasonably believe that the securities are eligible for resale to other qualified institutional buyers pursuant to Rule 144A and
>     the issuer (including predecessors) has been in continuous operation for at least three years.
      For purposes of determining compliance with the Eligible Rule 144A Offering requirements, adviser/sub-adviser may reasonably rely upon written statements made by issuer, syndicate manager,
      underwriter or seller of the securities                             [_]
-----------------------------------------------------------------------------

17. All required information has or will be provided to the appropriate officer of the Fund for inclusion on SEC Form N-SAR and quarterly reports to the Directors?
        Yes [X] No [_]

/s/ Cynthia Chau                         Cynthia Chau, Vice President
---------------------------------------- -----------------------------
Authorized Sub-adviser Representative    Name and Title

J.P. Morgan Investment Management, Inc.  December 9, 2011
---------------------------------------- -----------------------------
Sub-advisor Firm Name

                                COLUMBIA FUNDS
    RULE 10F-3 REPORT FORM (AFFILIATED UNDERWRITINGS) FOR SUB-ADVISERS ONLY

 RECORD OF SECURITIES PURCHASED PURSUANT TO COLUMBIA FUNDS' RULE 10F-3 POLICY

1.    Fund Name: J.P. Morgan Core Bond Fund

2.    (a) Issuer: Duke Energy Carolinas (DUK 4.25% December 15, 2041)

      (b) CUSIP: 26442CAM              (c) Class of Securities: Debt

3.    Underwriter/Seller from whom securities were purchased: Barclays Capital

4. List the Affiliated underwriter (as defined in the Policy) managing or participating in syndicate:

      J.P. Morgan Securities, Inc.

5. Attach a list of the underwriting syndicates' members to this Form. - See attached.

6.    Par Value purchased by the Fund: 313,000

7.    Principal amount purchased by the Fund: $312,471

8. Aggregate principal amount of purchase by all other investment companies and other accounts advised by the Sub-adviser over which the Sub-adviser has investment discretion and, in fact, exercised such discretion with respect to purchase of issue for such accounts: $7,829,745

9.    Aggregate principal amount of offering: $648,901,500

10.   Purchase price (net of fees and expenses): 99.831

11.   Date offering is due to commence: 12/5/2011

12.   Trade Date: 12/5/2011

13.   Price at close of the first day on which any sales were made: 99.831

14.   Commission, spread or profit to be received by principal underwriters:
      0.88

15. Can all the following conditions be satisfied? (ALL CONDITIONS MUST BE ANSWERED AFFIRMATIVELY)

a. The securities were purchased prior to the end of the first day on which any sales are made, at a price that is not more than the price paid by each other purchaser in that (or any concurrent) offering (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated) (For purposes of determining compliance with the timing aspect of this requirement, adviser/sub-adviser may reasonably rely upon written statements made by issuer, syndicate manager, underwriter or seller of the securities)?
        Yes [X] No [_]

b. The securities were offered pursuant to an underwriting or similar agreement under which the underwriters are committed to purchase all of the securities being offered, except for those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities (a "firm commitment")?
        Yes [X] No [_]

c. In your opinion, the commission, spread or profit was reasonable and fair in relation to that being received by others in connection with the underwriting of similar securities being sold during a comparable period of time?
        Yes [X] No [_]

d. The securities were not purchased directly or indirectly from an affiliated underwriter; provided that a purchase from a syndicate manager shall not be deemed as such if such underwriter did not directly or indirectly benefit from the transaction (receipt of underwriting fees is not deemed a direct or indirect benefit) or, with respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group order?
        Yes [X] No [_]

e.    Aggregation and Percentage Limit

      The amount of any class of the issue purchased by the Fund, aggregated with purchases of the same issue by all investment companies (registered or unregistered) advised by Sub-adviser and with other accounts over which Sub-adviser has investment discretion and has exercised such investment discretion with respect to the purchase, did not exceed:
      (i) 25% of the principal amount of the offering of such class; or (ii) if an Eligible Rule 144A Offering, 25% of the total of the principal amount of the

                                COLUMBIA FUNDS
    RULE 10F-3 REPORT FORM (AFFILIATED UNDERWRITINGS) FOR SUB-ADVISERS ONLY

      offering of such class sold to qualified institutional buyers plus the principal amount of the offering of such class in any concurrent public offering?
        Yes [X] No [_]

16.   The securities purchased are (CHECK AT LEAST ONE BOX):

(i.)  part of an issue registered under the Securities Act of 1933 that is being offered to the public where:
>     the issuer (including predecessors) has been in continuous
      operation for at least three years.                                 [X]
-----------------------------------------------------------------------------
(ii)  "Government Securities," meaning securities that:
> are issued or guaranteed as to principal or interest by the United States, or by a person controlled or supervised by and acting as an instrumentality of the Government of the United States pursuant to authority granted by the Congress of the United States or any certificate of deposit for any of the foregoing; and
>     the issuer (including predecessors) has been in continuous
      operation for at least three years.                                 [_]
-----------------------------------------------------------------------------
(iii) "Eligible Municipal Securities," meaning securities that are:
>     direct obligations of, or obligations guaranteed as to principal or interest by, a state or political subdivision thereof, or any agency or instrumentality of a state or any political subdivision thereof, or any municipal corporate instrumentality of one or more states, or any security which is an industrial development bond the interest on which is excludable from gross income under the Internal Revenue Code, consistent with Section 3(a)(29) of the Securities Exchange Act of 1934; and
> sufficiently liquid such that they can be sold at or near their carrying value within a reasonably short period of time and either
      (i) are subject to no greater than moderate credit risk; or
      (ii) if the issuer of the municipal securities, or the entity supplying the revenues or other payments from which the issue is to be paid, has been in continuous operation for less than three years, including the operation of any predecessors, the securities
      are subject to a minimal or low amount of credit risk.              [_]
-----------------------------------------------------------------------------
(iv)  part of an issue that is an "Eligible Foreign Offering," meaning the offering:
>     is part of a public offering conducted under the laws of a foreign country;
>     is subject to regulation by a foreign financial regulatory authority (as defined in Section 2(a)(50) of the 1940 Act) in such country;
>     is offered at a fixed price to all purchasers in the offering;
>     contains financial statements, prepared and audited in accordance with standards required or permitted by the foreign financial regulatory authority in such country for the two years prior to the offering, and are made available to the public and prospective purchasers in connection with the offering;
> if the issuer is a domestic issuer, has a class of securities registered under the Securities Exchange Act of 1934 (the
      "Exchange Act") and has filed all material required to be filed pursuant to Section 13(a) or 15(d) under the Exchange Act for a period of at least 12 months prior to the sale of securities made in reliance; and
>     the issuer (including predecessors) has been in continuous
      operation for at least three years.                                 [_]
-----------------------------------------------------------------------------
(v)   part of an issue that is an "Eligible Rule 144A Offering," meaning the offering:
>     is exempt from registration under Section 4(2) of the Securities
      Act of 1933, Rule 144A thereunder or Rules 501-508 thereunder;
>     is made to (and is eligible for resale by) persons the seller and any person acting on behalf of the seller reasonably believes include "qualified institutional buyers" as defined in Rule
      144A(a)(1);
>     the seller and any person acting on behalf of the seller
      reasonably believe that the securities are eligible for resale to other qualified institutional buyers pursuant to Rule 144A and
>     the issuer (including predecessors) has been in continuous operation for at least three years.
      For purposes of determining compliance with the Eligible Rule 144A Offering requirements, adviser/sub-adviser may reasonably rely upon written statements made by issuer, syndicate manager,
      underwriter or seller of the securities                             [_]
-----------------------------------------------------------------------------

17. All required information has or will be provided to the appropriate officer of the Fund for inclusion on SEC Form N-SAR and quarterly reports to the Directors?
        Yes [X] No [_]

/s/ Cynthia Chau                         Cynthia Chau, Vice President
---------------------------------------- -----------------------------
Authorized Sub-adviser Representative    Name and Title

J.P. Morgan Investment Management, Inc.  January 6, 2012
---------------------------------------- -----------------------------
Sub-advisor Firm Name                    Date

                                COLUMBIA FUNDS
    RULE 10F-3 REPORT FORM (AFFILIATED UNDERWRITINGS) FOR SUB-ADVISERS ONLY

 RECORD OF SECURITIES PURCHASED PURSUANT TO COLUMBIA FUNDS' RULE 10F-3 POLICY

1.    Fund Name: J.P. Morgan Core Bond Fund

2.    (a) Issuer: Hewlett-Packard Co. (HPQ 4.65%; December 9, 2021)

      (b) CUSIP: 428236BV              (c) Class of Securities: Debt

3. Underwriter/Seller from whom securities were purchased: Morgan Stanley and Company

4. List the Affiliated underwriter (as defined in the Policy) managing or participating in syndicate:

      J.P. Morgan Securities, Inc.

5. Attach a list of the underwriting syndicates' members to this Form. - See attached.

6.    Par Value purchased by the Fund: 1,667,000

7.    Principal amount purchased by the Fund: $1,662,116

8. Aggregate principal amount of purchase by all other investment companies and other accounts advised by the Sub-adviser over which the Sub-adviser has investment discretion and, in fact, exercised such discretion with respect to purchase of issue for such accounts: $9,347,531

9.    Aggregate principal amount of offering: $1,488,855,000

10.   Purchase price (net of fees and expenses): 99.707

11.   Date offering is due to commence: 12/6/2011

12.   Trade Date: 12/6/2011

13.   Price at close of the first day on which any sales were made: 99.707

14.   Commission, spread or profit to be received by principal underwriters:
      0.45

15. Can all the following conditions be satisfied? (ALL CONDITIONS MUST BE ANSWERED AFFIRMATIVELY)

a. The securities were purchased prior to the end of the first day on which any sales are made, at a price that is not more than the price paid by each other purchaser in that (or any concurrent) offering (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated) (For purposes of determining compliance with the timing aspect of this requirement, adviser/sub-adviser may reasonably rely upon written statements made by issuer, syndicate manager, underwriter or seller of the securities)?
        Yes [X] No [_]

b. The securities were offered pursuant to an underwriting or similar agreement under which the underwriters are committed to purchase all of the securities being offered, except for those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities (a "firm commitment")?
        Yes [X] No [_]

c. In your opinion, the commission, spread or profit was reasonable and fair in relation to that being received by others in connection with the underwriting of similar securities being sold during a comparable period of time?
        Yes[X] No [_]

d. The securities were not purchased directly or indirectly from an affiliated underwriter; provided that a purchase from a syndicate manager shall not be deemed as such if such underwriter did not directly or indirectly benefit from the transaction (receipt of underwriting fees is not deemed a direct or indirect benefit) or, with respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group order?
        Yes [X] No [_]

e.    Aggregation and Percentage Limit

      The amount of any class of the issue purchased by the Fund, aggregated with purchases of the same issue by all investment companies (registered or unregistered) advised by Sub-adviser and with other accounts over which Sub-adviser has investment discretion and has exercised such investment discretion with respect to the purchase, did not exceed:
      (i) 25% of the principal

                                COLUMBIA FUNDS
    RULE 10F-3 REPORT FORM (AFFILIATED UNDERWRITINGS) FOR SUB-ADVISERS ONLY

      amount of the offering of such class; or (ii) if an Eligible Rule 144A Offering, 25% of the total of the principal amount of the offering of such class sold to qualified institutional buyers plus the principal amount of the offering of such class in any concurrent public offering? Yes [X] No [_]

16.   The securities purchased are (CHECK AT LEAST ONE BOX):

(ii.) part of an issue registered under the Securities Act of 1933 that is being offered to the public where:
>     the issuer (including predecessors) has been in continuous
      operation for at least three years.                                 [X]
-----------------------------------------------------------------------------
(ii)  "Government Securities," meaning securities that:
> are issued or guaranteed as to principal or interest by the United States, or by a person controlled or supervised by and acting as an instrumentality of the Government of the United States pursuant to authority granted by the Congress of the United States or any certificate of deposit for any of the foregoing; and
>     the issuer (including predecessors) has been in continuous
      operation for at least three years.                                 [_]
-----------------------------------------------------------------------------
(iii) "Eligible Municipal Securities," meaning securities that are:
>     direct obligations of, or obligations guaranteed as to principal or interest by, a state or political subdivision thereof, or any agency or instrumentality of a state or any political subdivision thereof, or any municipal corporate instrumentality of one or more states, or any security which is an industrial development bond the interest on which is excludable from gross income under the Internal Revenue Code, consistent with Section 3(a)(29) of the Securities Exchange Act of 1934; and
> sufficiently liquid such that they can be sold at or near their carrying value within a reasonably short period of time and either
      (i) are subject to no greater than moderate credit risk; or
      (ii) if the issuer of the municipal securities, or the entity supplying the revenues or other payments from which the issue is to be paid, has been in continuous operation for less than three years, including the operation of any predecessors, the securities
      are subject to a minimal or low amount of credit risk.              [_]
-----------------------------------------------------------------------------
(iv)  part of an issue that is an "Eligible Foreign Offering," meaning the offering:
>     is part of a public offering conducted under the laws of a foreign country;
>     is subject to regulation by a foreign financial regulatory authority (as defined in Section 2(a)(50) of the 1940 Act) in such country;
>     is offered at a fixed price to all purchasers in the offering;
>     contains financial statements, prepared and audited in accordance with standards required or permitted by the foreign financial regulatory authority in such country for the two years prior to the offering, and are made available to the public and prospective purchasers in connection with the offering;
> if the issuer is a domestic issuer, has a class of securities registered under the Securities Exchange Act of 1934 (the
      "Exchange Act") and has filed all material required to be filed pursuant to Section 13(a) or 15(d) under the Exchange Act for a period of at least 12 months prior to the sale of securities made in reliance; and
>     the issuer (including predecessors) has been in continuous
      operation for at least three years.                                 [_]
-----------------------------------------------------------------------------
(v)   part of an issue that is an "Eligible Rule 144A Offering," meaning the offering:
>     is exempt from registration under Section 4(2) of the Securities
      Act of 1933, Rule 144A thereunder or Rules 501-508 thereunder;
>     is made to (and is eligible for resale by) persons the seller and any person acting on behalf of the seller reasonably believes include "qualified institutional buyers" as defined in Rule
      144A(a)(1);
>     the seller and any person acting on behalf of the seller
      reasonably believe that the securities are eligible for resale to other qualified institutional buyers pursuant to Rule 144A and
>     the issuer (including predecessors) has been in continuous operation for at least three years.
      For purposes of determining compliance with the Eligible Rule 144A Offering requirements, adviser/sub-adviser may reasonably rely upon written statements made by issuer, syndicate manager,
      underwriter or seller of the securities                             [_]
-----------------------------------------------------------------------------

17. All required information has or will be provided to the appropriate officer of the Fund for inclusion on SEC Form N-SAR and quarterly reports to the Directors?
        Yes [X] No [_]

/s/ Cynthia Chau                         Cynthia Chau, Vice President
---------------------------------------- -----------------------------
Authorized Sub-adviser Representative    Name and Title

J.P. Morgan Investment Management, Inc.  January 6, 2011
---------------------------------------- -----------------------------
Sub-advisor Firm Name

                               RIVERSOURCE FUNDS

                            RULE 10f-3 REPORT FORM

                        Record of Securities Purchased
                    Under the Fund's Rule 10f-3 Procedures

                      DUE 5 BUSINESS DAYS AFTER MONTH END
      PROVIDE ELECTRONICALLY VIA EMAIL TO: SUBADVISERCOMPLIANCE@AMPF.COM
                 Questions may be addressed to: Patrick Devery
           (patrick.c.devery@columbiamanagement.com or 617-772-3306)

SUBADVISER: MORGAN STANLEY INVESTMENT MANAGEMENT INC.

FUND NAME (THE "PORTFOLIO"):

[_]RiverSource LaSalle Global  [_]Threadneedle Asia Pacific   [_]Variable Portfolio -         [_]Variable Portfolio -
   Real Estate Fund               Fund                           AllianceBernstein               Mondrian International
[_]RiverSource LaSalle         [_]Threadneedle Emerging          International Value Fund        Small Cap Fund
   International Real Estate      Markets Fund                [_]Variable Portfolio -         [X]Variable Portfolio - Morgan
   Fund                        [_]Threadneedle European          American Century                Stanley Global Real Estate
[_]RiverSource LaSalle            Equity Fund                    Diversified Bond Fund           Fund
   Monthly Dividend Real       [_]Threadneedle Global Equity  [_]Variable Portfolio -         [_]Variable Portfolio - NFJ
   Estate Fund                    Fund                           American Century Growth         Dividend Value Fund
[_]RiverSource Partners        [_]Threadneedle Global Equity     Fund                         [_]Variable Portfolio -
   Fundamental Value Fund         Income Fund                 [_]Variable Portfolio - Davis      Partners Small Cap Growth
[_]RiverSource Partners        [_]Threadneedle Global            New York Venture Fund           Fund
   International Select           Extended Alpha Fund         [_]Variable Portfolio - Eaton   [_]Variable Portfolio -
   Growth Fund                 [_]Threadneedle International     Vance Floating-Rate             Partners Small Cap Value
[_]RiverSource Partners           Opportunity Fund               Income Fund                     Fund
   International Select Value  [_]Threadneedle Variable       [_]Variable Portfolio -         [_]Variable Portfolio - PIMCO
   Fund                           Portfolio - Emerging           Goldman Sachs Mid Cap           Mortgage-Backed Securities
[_]RiverSource Partners           Markets Fund                   Value Fund                      Fund
   International Small Cap     [_]Threadneedle Variable       [_]Variable Portfolio - Invesco [_]Variable Portfolio -
   Fund                           Portfolio - International      International Growth Fund       Pyramis(R) International
[_]RiverSource Partners Small     Opportunity Fund            [_]Variable Portfolio - J.P.       Equity Fund
   Cap Value Fund                                                Morgan Core Bond Fund        [_]Variable Portfolio - UBS
[_]Seligman International                                     [_]Variable Portfolio -            Large Cap Growth Fund
   Growth Portfolio                                              Jennison Mid Cap Growth      [_]Variable Portfolio - Wanger
                                                                 Fund                            International Fund
                                                              [_]Variable Portfolio -         [_]Variable Portfolio - Wanger
                                                                 Marsico Growth Fund             USA Fund
                                                              [_]Variable Portfolio - MFS     [_]Variable Portfolio - Wells
                                                                 Value Fund                      Fargo US Short Duration
                                                                                                 Government Fund

1.   Name of Issuer CommonWealth REIT

2.   Date of Purchase 7/13/2011

3.   Underwriter from whom purchased Wachovia Securities

4. "Affiliated Underwriter" managing or participating in underwriting syndicate Morgan Stanley, BofA Merrill Lynch

6.   Is a list of the underwriting syndicate's members
     attached?  Yes [X]    No [_]

7. Aggregate principal amount of purchase by all investment companies advised by the Subadviser $9,000,000

8.   Aggregate principal amount of offering $240,000,000

9.   Purchase price (net of fees and expenses) $24.00 ($22.98)

10.  Date offering commenced 7/12/2011

11.  Offering price at close of first day on which any sales were made
     $24.00

12.  Commission, spread or profit $1.02

13.  Have the following conditions been satisfied?

     a.      The securities are:                                     Yes No
                                                                     --- --

             Part of an issue registered under the Securities Act
             of 1933 that is being offered to the public;            [X] [_]

             Eligible Municipal Securities;                          [_] [X]

             Sold in an Eligible Foreign Offering; or                [_] [X]

             Sold in an Eligible Rule 144A offering?                 [_] [X]
     (See Appendix A to the Rule 10f-3 Procedures for definitions of the capitalized terms herein.)

                                                                     Yes No
                                                                     --- --

     b.  (1) The securities were purchased prior to the end of the first day on which any sales were made, at a price
             that is not more than the price paid by each other
             purchaser of securities in that offering or in any
             concurrent offering of the securities (except, in the
             case of an Eligible Foreign Offering, for any rights
             to purchase that are required by law to be granted to
             existing security holders of the issuer); OR            [X] [_]

         (2) If the securities to be purchased were offered for
             subscription upon exercise of rights, such securities
             were purchased on or before the fourth day preceding
             the day on which the rights offering terminates?        [X] [_]

  c.      The underwriting was a firm commitment underwriting?    [X] [_]

  d.      The commission, spread, or profit was reasonable and
          fair in relation to that being received by others for
          underwriting similar securities during the same period
          (see attachment for comparison of spread with
          comparable recent offerings)?                           [X] [_]

  e.      The issuer of the securities, except for Eligible
          Municipal Securities, and its predecessors have been in continuous operation for not less than three years? [X] [_]

  f.  (1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased
          by all of the investment companies advised by the
          Adviser did not exceed 25% of the principal amount of
          the offering; OR                                        [X] [_]

      (2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies advised by the Adviser or Subadviser did not exceed 25% of the total of:

          (i)  The principal amount of the offering of such
               class sold by underwriters or members of the
               selling syndicate to qualified institutional
               buyers, as defined in Rule 144A(a)(1), plus        [X] [_]

          (ii) The principal amount of the offering of such
               class in any concurrent public offering?           [X] [_]

  g. (1) No affiliated underwriter of the Fund was a direct or indirect participant in or beneficiary of the sale; OR [X] [_]

                                                                  Yes No
                                                                  --- --

      (2) With respect to the purchase of Eligible Municipal
          Securities, such purchase was not designated as a
          group sale or otherwise allocated to the account of an
          affiliated underwriter?                                 [X] [_]

  h.      Information has or will be timely supplied to the
          appropriate officer of the Fund for inclusion on SEC
          Form N-SAR and quarterly report to the Directors?       [X] [_]


Report completed by:  /s/ Stacy Pagen
                      ----------------------------
                      (Signature)

                                     Stacy Pagen          Associate
                      Name:          ------------- Title: ----------
                                     201.830.8257         8/8/2011
                      Phone number:  ------------- Date:  ----------

                                COLUMBIA FUNDS
    RULE 10F-3 REPORT FORM (AFFILIATED UNDERWRITINGS) FOR SUB-ADVISERS ONLY

 RECORD OF SECURITIES PURCHASED PURSUANT TO COLUMBIA FUNDS' RULE 10F-3 POLICY

1.    Fund Name: J.P. Morgan Core Bond Fund

2.    (a) Issuer: ERP Operating LP (ERP 4.625 12/15/21)

      (b) CUSIP: 26884AAZ6              (c) Class of Securities: Debt

3. Underwriter/Seller from whom securities were purchased: Morgan Stanley and Company LLC

4. List the Affiliated underwriter (as defined in the Policy) managing or participating in syndicate:

      BofA Merrill Lynch

5. Attach a list of the underwriting syndicates' members to this Form. - See attached.

6.    Par Value purchased by the Fund: 543,000

7.    Principal amount purchased by the Fund: $540,937

8. Aggregate principal amount of purchase by all other investment companies and other accounts advised by the Sub-adviser over which the Sub-adviser has investment discretion and, in fact, exercised such discretion with respect to purchase of issue for such accounts: Not Applicable

9.    Aggregate principal amount of offering: $987,630,000

10.   Purchase price (net of fees and expenses): 99.62

11.   Date offering is due to commence: 12/7/2011

12.   Trade Date: 12/7/2011

13.   Price at close of the first day on which any sales were made: 99.62

14.   Commission, spread or profit to be received by principal underwriters:
      0.65

15. Can all the following conditions be satisfied? (ALL CONDITIONS MUST BE ANSWERED AFFIRMATIVELY)

a. The securities were purchased prior to the end of the first day on which any sales are made, at a price that is not more than the price paid by each other purchaser in that (or any concurrent) offering (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated) (For purposes of determining compliance with the timing aspect of this requirement, adviser/sub-adviser may reasonably rely upon written statements made by issuer, syndicate manager, underwriter or seller of the securities)?
        Yes [X] No [_]

b. The securities were offered pursuant to an underwriting or similar agreement under which the underwriters are committed to purchase all of the securities being offered, except for those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities (a "firm commitment")?
        Yes [X] No [_]

c. In your opinion, the commission, spread or profit was reasonable and fair in relation to that being received by others in connection with the underwriting of similar securities being sold during a comparable period of time?
        Yes [X] No [_]

d. The securities were not purchased directly or indirectly from an affiliated underwriter; provided that a purchase from a syndicate manager shall not be deemed as such if such underwriter did not directly or indirectly benefit from the transaction (receipt of underwriting fees is not deemed a direct or indirect benefit) or, with respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group order?
        Yes [X] No [_]

e.    Aggregation and Percentage Limit

      The amount of any class of the issue purchased by the Fund, aggregated with purchases of the same issue by all investment companies (registered or unregistered) advised by Sub-adviser and with other accounts over which Sub-adviser has investment discretion and has exercised such investment discretion with respect to the purchase, did not exceed: (i) 25% of the principal amount of the offering of such class; or (ii) if an Eligible Rule 144A Offering, 25% of the total of the principal amount of the

                                COLUMBIA FUNDS
    RULE 10F-3 REPORT FORM (AFFILIATED UNDERWRITINGS) FOR SUB-ADVISERS ONLY

      offering of such class sold to qualified institutional buyers plus the principal amount of the offering of such class in any concurrent public offering?
        Yes [_] No [_] N/A [X]

16.   The securities purchased are (CHECK AT LEAST ONE BOX):

(i.)  part of an issue registered under the Securities Act of 1933 that   [X]
      is being offered to the public where:
>     the issuer (including predecessors) has been in continuous operation for at least three years.
-----------------------------------------------------------------------------
(ii)  "Government Securities," meaning securities that:                   [_]
> are issued or guaranteed as to principal or interest by the United States, or by a person controlled or supervised by and acting as an instrumentality of the Government of the United States pursuant to authority granted by the Congress of the United States or any certificate of deposit for any of the foregoing; and
>     the issuer (including predecessors) has been in continuous operation for at least three years.
-----------------------------------------------------------------------------
(iii) "Eligible Municipal Securities," meaning securities that are:       [_]
>     direct obligations of, or obligations guaranteed as to principal or interest by, a state or political subdivision thereof, or any agency or instrumentality of a state or any political subdivision thereof, or any municipal corporate instrumentality of one or more states, or any security which is an industrial development bond the interest on which is excludable from gross income under the Internal Revenue Code, consistent with Section 3(a)(29) of the Securities Exchange Act of 1934; and
> sufficiently liquid such that they can be sold at or near their carrying value within a reasonably short period of time and either
      (i) are subject to no greater than moderate credit risk; or (ii)
      if the issuer of the municipal securities, or the entity supplying the revenues or other payments from which the issue is to be paid, has been in continuous operation for less than three years, including the operation of any predecessors, the securities are subject to a minimal or low amount of credit risk.
-----------------------------------------------------------------------------
(iv)  part of an issue that is an "Eligible Foreign Offering," meaning    [_]
      the offering:
>     is part of a public offering conducted under the laws of a foreign country;
>     is subject to regulation by a foreign financial regulatory authority (as defined in Section 2(a)(50) of the 1940 Act) in such country;
>     is offered at a fixed price to all purchasers in the offering;
>     contains financial statements, prepared and audited in accordance with standards required or permitted by the foreign financial regulatory authority in such country for the two years prior to the offering, and are made available to the public and prospective purchasers in connection with the offering;
> if the issuer is a domestic issuer, has a class of securities registered under the Securities Exchange Act of 1934 (the
      "Exchange Act") and has filed all material required to be filed pursuant to Section 13(a) or 15(d) under the Exchange Act for a period of at least 12 months prior to the sale of securities made in reliance; and
>     the issuer (including predecessors) has been in continuous operation for at least three years.
-----------------------------------------------------------------------------
(v) part of an issue that is an "Eligible Rule 144A Offering," meaning [_] the offering:
>     is exempt from registration under Section 4(2) of the Securities
      Act of 1933, Rule 144A thereunder or Rules 501-508 thereunder;
>     is made to (and is eligible for resale by) persons the seller and any person acting on behalf of the seller reasonably believes include "qualified institutional buyers" as defined in Rule
      144A(a)(1);
>     the seller and any person acting on behalf of the seller
      reasonably believe that the securities are eligible for resale to other qualified institutional buyers pursuant to Rule 144A and
>     the issuer (including predecessors) has been in continuous operation for at least three years.
      For purposes of determining compliance with the Eligible Rule 144A Offering requirements, adviser/sub-adviser may reasonably rely upon written statements made by issuer, syndicate manager, underwriter or seller of the securities
-----------------------------------------------------------------------------

17. All required information has or will be provided to the appropriate officer of the Fund for inclusion on SEC Form N-SAR and quarterly reports to the Directors?
        Yes [X] No [_]

/s/ Cynthia Chau                         Cynthia Chau, Vice President
---------------------------------------- -----------------------------
Authorized Sub-adviser Representative    Name and Title

J.P. Morgan Investment Management, Inc.  February 27, 2012
---------------------------------------- -----------------------------
Sub-advisor Firm Name                    Date

                                COLUMBIA FUNDS
    RULE 10F-3 REPORT FORM (AFFILIATED UNDERWRITINGS) FOR SUB-ADVISERS ONLY

 RECORD OF SECURITIES PURCHASED PURSUANT TO COLUMBIA FUNDS' RULE 10F-3 POLICY

1.    Fund Name: J.P. Morgan Core Bond Fund

2.    (a) Issuer: Viacom Inc. (VIA 2.50% 12/15/16)

      (b) CUSIP: 92553PAH5              (c) Class of Securities: Debt

3. Underwriter/Seller from whom securities were purchased: Citigroup Global Markets Holdings Inc.

4. List the Affiliated underwriter (as defined in the Policy) managing or participating in syndicate:

      BofA Merrill Lynch

5. Attach a list of the underwriting syndicates' members to this Form. - See attached.

6.    Par Value purchased by the Fund: 375,000

7.    Principal amount purchased by the Fund: $37,262,250

8. Aggregate principal amount of purchase by all other investment companies and other accounts advised by the Sub-adviser over which the Sub-adviser has investment discretion and, in fact, exercised such discretion with respect to purchase of issue for such accounts: Not Applicable

9.    Aggregate principal amount of offering: $400,000,000

10.   Purchase price (net of fees and expenses): 99.366

11.   Date offering is due to commence: 12/7/2011

12.   Trade Date: 12/7/2011

13.   Price at close of the first day on which any sales were made: 99.366

14.   Commission, spread or profit to be received by principal underwriters:
      0.35

15. Can all the following conditions be satisfied? (ALL CONDITIONS MUST BE ANSWERED AFFIRMATIVELY)

a. The securities were purchased prior to the end of the first day on which any sales are made, at a price that is not more than the price paid by each other purchaser in that (or any concurrent) offering (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated) (For purposes of determining compliance with the timing aspect of this requirement, adviser/sub-adviser may reasonably rely upon written statements made by issuer, syndicate manager, underwriter or seller of the securities)?
        Yes [X] No [_]

b. The securities were offered pursuant to an underwriting or similar agreement under which the underwriters are committed to purchase all of the securities being offered, except for those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities (a "firm commitment")?
        Yes [X] No [_]

c. In your opinion, the commission, spread or profit was reasonable and fair in relation to that being received by others in connection with the underwriting of similar securities being sold during a comparable period of time?
        Yes [X] No [_]

d. The securities were not purchased directly or indirectly from an affiliated underwriter; provided that a purchase from a syndicate manager shall not be deemed as such if such underwriter did not directly or indirectly benefit from the transaction (receipt of underwriting fees is not deemed a direct or indirect benefit) or, with respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group order?
        Yes [X] No [_]

e.    Aggregation and Percentage Limit

      The amount of any class of the issue purchased by the Fund, aggregated with purchases of the same issue by all investment companies (registered or unregistered) advised by Sub-adviser and with other accounts over which Sub-adviser has investment discretion and has exercised such investment discretion with respect to the purchase, did not exceed: (i) 25% of the principal

                                COLUMBIA FUNDS
    RULE 10F-3 REPORT FORM (AFFILIATED UNDERWRITINGS) FOR SUB-ADVISERS ONLY

      amount of the offering of such class; or (ii) if an Eligible Rule 144A Offering, 25% of the total of the principal amount of the offering of such class sold to qualified institutional buyers plus the principal amount of the offering of such class in any concurrent public offering?
        Yes [_] No [_] N/A [X]

16.   The securities purchased are (CHECK AT LEAST ONE BOX):

(ii.) part of an issue registered under the Securities Act of 1933 that   [X]
      is being offered to the public where:
>     the issuer (including predecessors) has been in continuous operation for at least three years.
-----------------------------------------------------------------------------
(ii)  "Government Securities," meaning securities that:                   [_]
> are issued or guaranteed as to principal or interest by the United States, or by a person controlled or supervised by and acting as an instrumentality of the Government of the United States pursuant to authority granted by the Congress of the United States or any certificate of deposit for any of the foregoing; and
>     the issuer (including predecessors) has been in continuous operation for at least three years.
-----------------------------------------------------------------------------
(iii) "Eligible Municipal Securities," meaning securities that are:       [_]
>     direct obligations of, or obligations guaranteed as to principal or interest by, a state or political subdivision thereof, or any agency or instrumentality of a state or any political subdivision thereof, or any municipal corporate instrumentality of one or more states, or any security which is an industrial development bond the interest on which is excludable from gross income under the Internal Revenue Code, consistent with Section 3(a)(29) of the Securities Exchange Act of 1934; and
> sufficiently liquid such that they can be sold at or near their carrying value within a reasonably short period of time and either
      (i) are subject to no greater than moderate credit risk; or (ii)
      if the issuer of the municipal securities, or the entity supplying the revenues or other payments from which the issue is to be paid, has been in continuous operation for less than three years, including the operation of any predecessors, the securities are subject to a minimal or low amount of credit risk.
-----------------------------------------------------------------------------
(iv)  part of an issue that is an "Eligible Foreign Offering," meaning    [_]
      the offering:
>     is part of a public offering conducted under the laws of a foreign country;
>     is subject to regulation by a foreign financial regulatory authority (as defined in Section 2(a)(50) of the 1940 Act) in such country;
>     is offered at a fixed price to all purchasers in the offering;
>     contains financial statements, prepared and audited in accordance with standards required or permitted by the foreign financial regulatory authority in such country for the two years prior to the offering, and are made available to the public and prospective purchasers in connection with the offering;
> if the issuer is a domestic issuer, has a class of securities registered under the Securities Exchange Act of 1934 (the
      "Exchange Act") and has filed all material required to be filed pursuant to Section 13(a) or 15(d) under the Exchange Act for a period of at least 12 months prior to the sale of securities made in reliance; and
>     the issuer (including predecessors) has been in continuous operation for at least three years.
-----------------------------------------------------------------------------
(v) part of an issue that is an "Eligible Rule 144A Offering," meaning [_] the offering:
>     is exempt from registration under Section 4(2) of the Securities
      Act of 1933, Rule 144A thereunder or Rules 501-508 thereunder;
>     is made to (and is eligible for resale by) persons the seller and any person acting on behalf of the seller reasonably believes include "qualified institutional buyers" as defined in Rule
      144A(a)(1);
>     the seller and any person acting on behalf of the seller
      reasonably believe that the securities are eligible for resale to other qualified institutional buyers pursuant to Rule 144A and
>     the issuer (including predecessors) has been in continuous operation for at least three years.
      For purposes of determining compliance with the Eligible Rule 144A Offering requirements, adviser/sub-adviser may reasonably rely upon written statements made by issuer, syndicate manager, underwriter or seller of the securities
-----------------------------------------------------------------------------

17. All required information has or will be provided to the appropriate officer of the Fund for inclusion on SEC Form N-SAR and quarterly reports to the Directors?
        Yes [X] No [_]

/s/ Cynthia Chau                         Cynthia Chau, Vice President
---------------------------------------- -----------------------------
Authorized Sub-adviser Representative    Name and Title

J.P. Morgan Investment Management, Inc.  February 27, 2012
---------------------------------------- -----------------------------
Sub-advisor Firm Name